UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PEOPLE’S UTAH BANCORP

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People’s Utah Bancorp

1 East Main Street

American Fork, UT 84003

April 17, 2020

Dear Shareholders,

We are pleased to invite you to attend the annual meeting of our shareholders to be held on May 27, 2020 at 8:00 a.m. MT.  With recent events, this year’s meeting will be held virtually.  Detailed instructions for participation can be found in the notice of annual shareholder meeting that accompanies this proxy statement.

We hope that you will attend the virtual annual meeting.  This meeting provides shareholders the opportunity (i) to discuss topics of importance to the Company’s business and affairs, (ii) to consider matters described in this proxy statement, and (iii) to receive an update on the Company’s financial performance.  Shareholders will have the opportunity to submit questions electronically to the board of directors and management.

We encourage you to vote your shares prior to the meeting by telephone or online as described in the proxy card, and we encourage you to vote in favor of the four proposals presented in this proxy statement.  You may also vote your shares during the annual meeting by following the instructions available on the meeting website www.proxypush.com/pub.  Even if you plan to participate in the annual meeting virtually, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to participate in the annual meeting.    This will ensure that your common shares are represented at the annual meeting.

This proxy statement explains more about the matters to be voted on at the annual meeting and about your proxy voting.  Please read this proxy statement carefully to understand the items to be voted on by shareholders.  We look forward to your participation in this year’s virtual annual meeting.

Sincerely,

/s/ Len E. Williams

Len E. Williams

President and Chief Executive Officer

/s/ Richard T. Beard

Richard T. Beard

Board Chair

PEOPLE’S UTAH BANCORP

1 East Main Street, American Fork, Utah 84003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

PEOPLE’S UTAH BANCORP

May 27, 2020

TO THE SHAREHOLDERS OF PEOPLE’S UTAH BANCORP:

The annual meeting of the shareholders (the “Annual Meeting”) of People’s Utah Bancorp (the “Company” or “PUB”) will be held on May 27, 2020. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, Directors, and shareholders, the Annual Meeting will be held in a virtual meeting format only.  Please visit the website www.proxydocs.com/pub and enter your control number to register to attend the meeting.  The deadline to register to attend the virtual Annual Meeting is Friday, May 22, 2020, at 5:00 p.m. Eastern Time.  You are encouraged to vote your shares by telephone or online in advance of the Annual Meeting but may also vote during the meeting by following the instructions available on the meeting website.  The Annual Meeting will convene at 8:00 a.m. Mountain Time, to consider and take action on the following proposals, which are more fully described in the Proxy Statement:

1.	To elect three members of the Board of Directors, each of whom would serve a one-year term if Proposal 3 is approved, or until the Director’s successor is duly elected and qualified;
2.	To ratify the selection of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020;
3.

To approve the Second Restated Articles of Incorporation of the Company, which include the following amendments: (i) change of the Company’s name to AltabancorpTM; (ii) declassification of the Board of Directors to provide for annual re-election of all Directors; and (iii) conforming changes to eliminate references to non-voting stock and to otherwise be consistent with Utah law.

4.	To approve the Company’s 2020 Equity Incentive Plan; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only owners of record of the Company’s issued and outstanding common shares as of the close of business on March 27, 2020 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. Each common share is entitled to one vote.

The Company’s Proxy Statement is attached hereto. Financial and other information concerning the Company is contained in the Company’s Annual Report for the fiscal year ended December 31, 2019, which accompanies this Proxy Statement.

THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND VIRTUALLY. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be held May 27, 2020:

The proxy statement, notice of annual meeting, and annual report to shareholders are available at www.proxydocs.com/pub or from our Investor Relations website at www.peoplesutah.com.

PEOPLE’S UTAH BANCORP BY ORDER OF THE BOARD OF DIRECTORS /s/Adelaide Maudsley
American Fork, Utah, April 17, 2020	Adelaide Maudsley, Corporate Secretary

PEOPLE’S UTAH BANCORP

1 East Main Street, American Fork, Utah 84003

PROXY STATEMENT

PEOPLE’S UTAH BANCORP

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of People’s Utah Bancorp, a Utah corporation (the “Company” or “PUB”), for use at the annual meeting of the shareholders (the “Annual Meeting”) to be held May 27, 2020 at 8:00 a.m. Mountain Time. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, Directors and shareholders, the Annual Meeting will be held in a virtual meeting format only and there will be no physical meeting location. Please visit the website www.proxydocs.com/pub and enter your control number to register to attend the Annual Meeting.  The deadline to register to attend the virtual Annual Meeting is Friday, May 22, 2020, at 5:00 p.m. Eastern Time.  You are encouraged to vote your shares by telephone or online in advance of the Annual Meeting but may also vote during the meeting by following the instructions available on the meeting website.

THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND FORM OF PROXY ARE FIRST BEING MAILED TO THE COMPANY’S SHAREHOLDERS ON OR ABOUT APRIL 17, 2020.

At the Annual Meeting, the shareholders of the Company will be asked to vote on four proposals:

•	Proposal 1—The election of three Directors to serve on the Company’s Board of Directors.
•	Proposal 2—The ratification of the selection of Moss Adams as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020.
•	Proposal 3—The approval of the Second Restated Articles of Incorporation of the Company.
•	Proposal 4—The approval of the Company’s 2020 Equity Incentive Plan.

A proxy for use at the Annual Meeting is enclosed. If you execute and deliver a proxy by mailing a proxy card, or by voting via the Internet or telephone, you have the right to revoke your proxy at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting virtually and voting at the Annual Meeting. Shareholders may register to participate in the virtual Annual Meeting by visiting the website www.proxydocs.com/pub and entering their control number.  The deadline to register to attend the virtual Annual Meeting is Friday, May 22, 2020, at 5:00 p.m. Eastern Time.   You are encouraged to vote your shares by telephone or online in advance of the Annual Meeting but may also vote during the meeting by following the instructions available on the meeting website. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the virtual Annual Meeting.

Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted (i) FOR all nominees listed in Proposal 1, (ii) FOR the ratification of the selection of Moss Adams, the Company’s independent registered public accountants for the fiscal year ending December 31, 2020, (iii) FOR the approval of the Second Restated Articles of Incorporation of the Company; and (iv) FOR the approval of the Company’s 2020 Equity Incentive Plan.

We will bear the expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies. Proxies will be solicited through the mail and may be solicited by our officers, directors, and employees in person or by telephone. They will not receive additional compensation for this effort. We do not anticipate paying any compensation to any other party for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

RECORD DATE AND QUORUM REQUIREMENTS

March 27, 2020 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 18,787,810 common shares were issued and outstanding. Each outstanding common share will be entitled to one vote on each matter submitted to a vote of the shareholders at the Annual Meeting.

A majority of the holders of the common shares outstanding on the Record Date, present at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting and at any adjournment or postponement thereof. Shares of common stock held of record by shareholders in attendance online at the Annual Meeting or represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining the presence of a quorum. Any abstentions and broker non-votes will be deemed as present for purposes of determining a quorum at the Annual Meeting.

For Proposal 1, the three candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be counted as voted in favor of or against the election of directors.

Proposal 2 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the action.   Abstentions are not considered votes cast and, therefore, will not affect the outcome of this proposal.  Because Proposal 2 is a routine matter, the Company does not expect any broker non-votes for this proposal.

Proposal 3 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.  Abstentions and broker non-votes are not considered votes cast and, therefore, will not affect the outcome of this proposal.

Proposal 4 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.  Abstentions and broker non-votes are not considered votes cast and, therefore, will not affect the outcome of this proposal.

Common shares represented by proxy that reflect abstentions or “broker non-votes” (which are common shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, broker non-votes will not be voted on proposals on which a broker or other nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange (the “NYSE”). If a shareholder holds common shares in street name and does not direct a broker or nominee how to vote such common shares, the shareholder’s broker or nominee may vote the shares only on those proposals for which it has discretion to vote. Under the rules of the NYSE, a broker or nominee does not have discretion to vote common shares on non-routine matters.

VOTING PROCEDURES

To vote by mail, you should complete, sign and date your proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the delivery of the proxy card. A proxy card submitted by mail must be received by the time of the Annual Meeting in order for the shares to be voted.

The telephone authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Telephone voting facilities for shareholders of record are available 24 hours a day.

The Internet authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Internet voting facilities for shareholders of record are available 24 hours a day.

The Company

People’s Utah Bancorp (“PUB” or the “Company”) is a Utah registered bank holding company organized in 1998.1 The Company operates all business activities through its wholly-owned banking subsidiary AltabankTM (“Bank”). Products and services are offered primarily through 26 retail branches located throughout Utah and southern Idaho. People’s Intermountain Bank changed its name to AltabankTM effective November 12, 2019 and consolidated all divisions under one unified operating bank name.

[1]

  Prior to the formation of PUB, the Company operated as Bank of American Fork.  References in this Proxy Statement to positions held with the Company by Directors and officers refer to Bank of American Fork until 1998 and PUB thereafter, unless otherwise noted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three directors are to be elected to serve until the Director’s successor is duly elected and qualified, or until the death, resignation, or removal of such Director.  As described in Proposal 3 below, the Company is asking shareholders to approve restated articles for the Company, one amendment to which would declassify the Board of Directors, such that all Directors would be elected annually.  If approved, to the extent that the below-named Directors wish to continue to serve on the Board, they would need to be nominated for reelection next year.  It is intended that the proxies will be voted for the three nominees named below for election to our Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The three candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors.

DIRECTORS

The names of the nominees, their ages, and their terms of service on the Board are set forth below.

		Director
Name	Age	Since	Position with PUB
David G. Anderson	64	1998	Director (Class I)
Deborah S. Bayle	68	2014	Director (Class I)
Jonathan B. Gunther	44	2017	Director (Class I)

Fred W. Fairclough, Jr. was designated as the fourth Class I Director.  Mr. Fairclough’s name was not advanced for re-election, and, as such, his current term will end effective May 26, 2020.  The Director seat held by Mr. Fairclough is not going to be filled, as the Board has determined to reduce the number of available Board seats to 10.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

A description regarding the business experience and qualifications of each nominee for election to the Board of Directors can be found in the section titled “Directors and Other Executive Officers” beginning on page 17.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company asks shareholders to ratify the selection of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020. Representatives of Moss Adams will be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The ratification of the selection of Moss Adams will be approved if the votes cast in favor of ratification exceed the votes cast opposing ratification. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

In the event the shareholders fail to ratify the appointment, the Company’s Audit and Compliance Committee will consider that as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Audit and Compliance Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on April 3, 2018 (the “Auditor Current Report”), following a competitive review process of independent registered public accounting firms, on March 28, 2018 the Audit Committee dismissed Tanner LLC (“Tanner”) as the Company’s independent auditor, effective after the filing of the Company’s first quarter Form 10-Q. Tanner audited the Company’s financial statements as of December 31, 2017 and 2016 and for the three years ended December 31, 2017. The audit reports of Tanner on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through March 28, 2018,  there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Tanner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Tanner’s satisfaction, would have caused Tanner to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Tanner with a copy of the disclosures in the Auditor Current Report prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that Tanner furnish it with a letter addressed to the SEC stating whether Tanner agrees with the statements made by the Company regarding Tanner in this Report and, if not, stating the respects in which it does not agree. A copy of Tanner’s letter dated March 30, 2018 to the SEC was filed as Exhibit 16.1 to the Auditor Current Report.

In addition, as disclosed in the Auditor Current Report, on March 28, 2018, the Audit Committee made the decision to engage Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. During the years ended December 31, 2016 and 2017, and during the subsequent interim period through March 28, 2018, neither the Company, nor anyone on its behalf, consulted Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

PRE-APPROVAL POLICIES

The Audit and Compliance Committee pre-approved all audit, audit-related, and non-audit services performed by the Company’s independent auditors and subsequently reviewed the actual fees and expenses paid to Moss Adams during the year ended 2019 and 2018. The Audit and Compliance Committee has determined that the fees paid to the auditors for services are compatible with maintaining their independence as our auditors.

The following table presents fees for professional services rendered by Moss Adams for 2019 and 2018.

	2019 (4)	2018 (5)
Audit fees (1)	$391,000	$253,746
Audit related fees (2)	26,415	14,355
Tax fees (3)	-	-
	$417,415	$268,101

(1)

Audit fees consist of fees billed for the audit of the Company’s annual financial statements, reviews of the financial statements included in our quarterly reports on Form 10-Q, audits of internal controls as required pursuant to Sarbanes Oxley, and services in connection with the Company’s various statutory and regulatory filings.

(2)	Audit related fees consist primarily of audits of the Company’s employee benefit plan.
(3)	There were no fees incurred by Moss Adams for tax services. The Company uses a third party, other than Moss Adams, for tax preparation services.
(4)	The Company anticipates paying an estimated additional amount of $15,000 to $18,000 to Tanner LLC for professional services related to the form 10K 2019 filing.
(5)	The Company paid $45,280 in audit fees and $12,500 in audit-related fees to Tanner LLC for professional services related to the Company’s 2018 audit and form 10K 2018 filing.

The Company’s Audit and Compliance Committee approved all services noted above in accordance with the requirements of the Audit and Compliance Committee Charter.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee has reviewed and discussed the Company’s audited financial statements with management and has discussed with Moss Adams the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit and Compliance Committee has received the written disclosures and the letter from Moss Adams required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit and Compliance Committee concerning independence, and has discussed with Moss Adams its independence from us.

Based on its review, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements for the Company’s fiscal year ended December 31, 2019 be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2019.

Submitted by:

R. Brent Anderson, Chair

Douglas H. Swenson

Matthew S. Browning

Members of the Audit and Compliance Committee

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF MOSS ADAMS TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 3: APPROVAL OF SECOND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY

The Company asks shareholders to approve the Second Restated Articles of Incorporation (the “Articles”).  If approved, the amendment would:

1.	Change the name of the Company to AltabancorpTM;
2.	Declassify the Board of Directors to provide for annual election of all Directors; and
3.	Make other conforming changes to eliminate references to non-voting stock, which the Company no longer holds, and to otherwise be consistent with applicable Utah law.

The description in this Proxy Statement of the proposed amendment of the Articles is qualified in its entirely by reference to, and should be read in conjunction with, the full text of the Articles, a copy of which is attached to this Proxy Statement as Appendix A.  For ease of reference, a blackline version showing the proposed changes and amendments is attached to this Proxy Statement as Appendix B.

Holding Company Name Change

The Company is a Utah registered bank holding company organized in 1998. The Company operates all business activities through its wholly-owned banking subsidiary AltabankTM. The Bank previously operated as People’s Intermountain Bank. People’s Intermountain Bank changed its name to AltabankTM effective November 12, 2019 and consolidated all divisions under one unified operating bank name.

We propose to change the name of the Company to AltabancorpTM as part of the transition to a new unifying brand with broader region market appeal and to align with the operating bank name.  If the name change is approved, the Company also intends to change the Company’s ticker symbol from “PUB” to “ALTA,” which ticker symbol has been reserved with NASDAQ.

Declassification of the Board of Directors

Under the Company’s current articles, our Directors are divided into three classes serving staggered three-year terms. Class I, Class II, and Class III directors serve until our annual meetings of shareholders in 2021, 2022 and 2023, respectively. At each annual meeting of shareholders, upon the expiration of the term of a class of directors, the successor to each such director in the class is elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified.

The proposed Articles would eliminate the classification of Directors and provide for all Directors to be elected on an annual basis (the “Declassification”).

In deciding to approve the Declassification and to recommend that the shareholders vote to adopt the Declassification, the Board considered the advantages and disadvantages of maintaining a classified board structure. A classified Board can benefit stockholders by: promoting continuity and stability of the Board; encouraging Directors to take a long-term perspective; reducing the Company's vulnerability to coercive takeover tactics and special interest groups that may not be acting in the best interests of all shareholders; and enhancing the independence of non-management Directors by providing them with a longer term of office and insulating them against pressure from special interest groups. While these may be important benefits, the Board has also considered that a classified board structure may have the effect of reducing the accountability of Directors to shareholders, and recognizes the benefit of providing shareholders an annual opportunity to express their satisfaction or dissatisfaction with the actions of the Board. In addition, the Board believes it is important for it to maintain shareholder confidence by demonstrating that it is responsive and accountable to shareholders and committed to strong corporate governance. Therefore, following careful consideration of the matter, and due to its belief that a declassified board structure provides more accountability to shareholders and promotes stronger corporate governance, the Board has adopted resolutions to approve the Declassification as part of the adoption of the Articles, to declare the Declassification advisable and in the best interests of the Company and its shareholders, and to submit the Declassification to its shareholders for consideration as part of the adoption of the Articles.

Other Conforming Changes

As part of the proposed amendment of the Articles, certain other provisions would be eliminated because they are no longer relevant, including references to non-voting stock, which is no longer outstanding or issued by the Company.

If approved, the amendment of the Articles will be effective on or about June 30, 2020, subject to filing with and approval by the Utah Department of Corporations and any requisite regulatory approvals.

Vote Required

The proposal to approve the Articles will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR THE APPROVAL OF THE SECOND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 4: APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

The Company asks shareholders to approve the Company’s 2020 Equity Incentive Plan (the “2020 Plan”).

On January 28, 2020, the Board adopted, subject to shareholder approval, the 2020 Plan. The purposes of the 2020 Plan are (i) to offer a benefit to attract and retain employees, officers, consultants, advisors, independent contractors, and non-employee directors, (ii) to incentivize loyalty and commitment to the Company, (iii) to reward contributions to the success of our business, and (iv) to provide opportunities for stock ownership in the Company, thereby aligning the interests of plan participants with our shareholders.

The use of equity incentive awards has historically been a key component of the Company’s compensation program.  The Company previously awarded stock-based compensation instruments, including performance awards and restricted stock under the People’s Utah Bancorp 2014 Incentive Plan (the “2014 Plan”), and we have outstanding incentive stock options that were granted under the People’s Utah Bancorp 2008 Incentive Plan (the “2008 Plan”).  As of December 31, 2019, there were (i) 54,049 shares of performance and restricted stock awards outstanding from the 2014 Plan, and (ii) 211,590 in outstanding stock options under the 2014 Plan (consisting of 69,503 in incentive stock options and 142,087 in nonqualified options).  Further details about our awards currently outstanding can be found in the section “Outstanding Equity Awards at Fiscal Year-End” and in the notes to our consolidated financial statements for the fiscal year ended December 31, 2019 found in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission.  Although we still have available shares under our 2014 Plan, our Compensation and Management Development Committee and Board determined that they wanted to adopt the 2020 Plan with updated provisions, as well as to increase the shares available for future grants.  Accordingly, we are proposing to replace the 2014 Plan with the 2020 Plan.

The Company believes approval of the 2020 Plan will give us flexibility to continue to make restricted stock unit grants and other awards permitted under the 2020 Plan over the next five to ten years in amounts determined appropriate by the Compensation and Management Development Committee, which will administer the 2020 Plan (as discussed more fully below); however, this timeline is simply an estimate used by us to determine the number of new shares to ask our shareholders to approve and future circumstances may require us to change our anticipated equity grant practices. Such future circumstances include the price of our common stock, award amounts and types provided by our competitors, and hiring activity during the next several years.

The Compensation and Management Development Committee and the Board believe that equity incentive grants play an important role in the Company’s ability to attract and retain key management, to align a meaningful percentage of our executives’ compensation to his or her performance, as well as that of the Company, and to incentivize long-term interest in the Company’s strategic performance and success.

If the 2020 Plan is approved by our shareholders, no additional awards will be granted under the 2014 Plan or the 2008 Plan (although all outstanding awards previously granted under these equity incentive plans will remain outstanding and subject to the terms of these plans).

The below provides a summary of some of the key features of the 2020 Plan and is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which is attached to this Proxy Statement as Appendix C:

A.

Limit on Shares Authorized. Under the 2020 Plan, the aggregate number of shares that may be issued is 1,000,000, which represents an increase from 800,000 shares under the existing plan, and no shares would roll-over from the 2014 Plan or the 2008 Plan.  No eligible person (other than non-employee directors) may receive more than 150,000 shares in any calendar year, and no Director, who is not also an employee of the Company, may be granted any award denominated in shares that exceed in the aggregate $250,000 in any calendar year.

B.	No Repricing of Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not generally be repriced or granted at a discount under the 2020 Plan.

C.

Limitations on Share “Recycling”.  The 2020 Plan is specific that shares withheld or otherwise tendered to cover tax withholding may not be re-granted.  The 2020 Plan does not include unissued shares from the 2014 Plan or the 2008 Plan.

D.

No Payment of Dividends or Voting Rights on Unvested Awards.  Under the 2020 Plan, dividends and dividend equivalent rights may be accrued, but not paid, unless and until the underlying award shares become earned and vested. In addition, the 2020 Plan prohibits the granting of dividend equivalents with respect to stock options and SARs.  Unvested awards may not be voted at Annual Meetings or at other shareholder meetings.

E.	Awards Subject to Clawback Policy. All awards under the 2020 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy the Company may adopt or amend from time to time.
F.	Awards Are Typically Not Transferable. Awards under the 2020 Plan are typically not transferable, except pursuant to limited exceptions. If a transfer is permitted, the transfer shall be for no value.
G.

Minimum Vesting Period. A maximum of 5% of the aggregate number of shares available for issuance under the 2020 Plan may be issued without a vesting period of at least one year following the date of grant. All other awards will have a minimum vesting period of at least one year, subject to limited exceptions in the case of awards assumed in connection with a merger or acquisition, as well as awards received in lieu of other earned compensation. The Compensation and Management Development Committee retains the discretion to provide for the acceleration of vesting as described in the 2020 Plan.  The 2020 Plan does not specify a vesting period for awards to the Chief Executive Officer.  Historically, award grants to the CEO and other executive officers have carried a three-year vesting period, and the Company intends to continue such practice.

H.

Change-in-Control Vesting.  The 2020 Plan prohibits acceleration or waiver of restrictions solely upon announcement of shareholder approval of a change in control as opposed to the actual consummation of the change in control transaction.

Administration

The Compensation and Management Development Committee administers the 2020 Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2020 Plan.  Subject to the provisions of the 2020 Plan, the Compensation and Management Development Committee may amend the terms of, or accelerate the exercisability of, an outstanding award.  The Compensation and Management Development Committee has authority to interpret the 2020 Plan and establish, amend, suspend, or waive rules and regulations for the administration of the 2020 Plan.

The Compensation and Management Development Committee may delegate its powers under the 2020 Plan to one or more officers or directors to the extent permitted by applicable exchange rules or applicable corporate law, except that such delegated officers or directors will not be permitted to grant awards (i) to officers who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the 2020 Plan to not comply with applicable exchange rules or applicable corporate law.

Under the 2020 Plan, the Board may, at any time and from time to time, without any further action of the Compensation and Management Development Committee, exercise the powers and duties of that committee under the Plan.

Shares Available for Awards

The aggregate number of shares that may be issued and awarded under the 2020 Plan is 1,000,000 shares.  On or after shareholder approval of the 2020 Plan, no awards will be granted under the 2014 Plan or 2008 Plan; however, all outstanding awards previously granted under those prior plans will remain outstanding and subject to the terms of the prior plans.  If awards under the 2020 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2020 Plan.  However, under the following circumstances, shares will not again be available for issuance under the 2020 Plan: (i) shares unissued due to a “net exercise” of a stock option or exercise of a SAR, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations, (iii) shares covered by a stock-settled SAR issued under the 2020 Plan that are not issued in connection with settlement in shares upon exercise, and (iv) shares repurchased using stock option exercise proceeds.  In addition, cash-only awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2020 Plan.

Certain awards under the 2020 Plan are subject to limitations.  Under the 2020 Plan, no eligible person who is an officer, employee, consultant, independent contractor, or advisor may be granted any award for more than 150,000 shares of the Company’s common stock in the aggregate in any calendar year, and no Director who is not also an employee of the Company may be granted any award denominated in shares that exceed in the aggregate $250,000 in any calendar year.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2020 Plan, then the Compensation and Management Development Committee shall, in such manner as it may deem equitable adjust any or all of (i) the number and type of shares (or other securities or other property) available under the 2020 Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding awards, (iii) the purchase price or exercise price with respect to any award, and (iv) the share limitations described above.

Eligibility

Any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made is eligible to receive an award under the 2020 Plan, provided that such person must be a natural person.  As of March 1, 2020, approximately 500 persons were eligible to receive awards under the 2020 Plan, including six executive officers and ten non-employee directors.

Types of Awards and Terms and Conditions

The 2020 Plan provides that the Compensation and Management Development Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions, and provisions as the Compensation and Management Development Committee may determine to be necessary or desirable: (i) stock options, including both incentive stock options (ISOs) and non-qualified stock options (together with ISOs, options); (ii) stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; and (iv) other stock-based awards

Options and SARs

The holder of an option is entitled to purchase a number of shares of the Company’s common stock at a specified exercise price during a specified time period, all as determined by the Compensation and Management Development Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation and Management Development Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of shareholders, we will not amend, replace, or cash out previously granted options or SARs in a transaction that constitutes a “re-pricing” as discussed in the 2020 Plan.

Vesting. Subject to the 2020 Plan’s minimum vesting requirements, the Compensation and Management Development Committee has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation and Management Development Committee has the discretion to determine the time or times, and method or methods by which an option or SAR may be exercised, provided that a participant may elect to exercise using a net exercise, and that any exercise price shall be tendered in either cash, shares of the Company, or a combination thereof.  The Compensation and Management Development Committee and the Board are not authorized under the 2020 Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation and Management Development Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% shareholder, the option may not be exercised more than five years from the date of grant. Notwithstanding the foregoing, the Compensation and Management Development Committee may provide in the terms of an option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A of the Internal Revenue Code, in the event that on the last business day of the term of an Option, (other than an ISO) (i) the exercise of the Option is prohibited by applicable law or (ii) shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period, or lock-up agreement.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000.  In addition, all ISOs must be granted within ten years from the earlier of the date on which the 2020 Plan is either adopted by the Board or approved by the shareholders.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation and Management Development Committee for a specified time period determined by the Compensation and Management Committee, subject to the 2020 Plan’s minimum vesting provisions.  The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation and Management Development Committee, to receive shares of the Company’s common stock at some future date determined by the Compensation and Management Development Committee.  The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation and Management Development Committee.  The Compensation and Management Development Committee will have the right to determine the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance-based and service-based conditions as are deemed appropriate by the Compensation and Management Development Committee (subject to the 2020 Plan’s minimum vesting requirements).  A restricted stock or an RSU award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (including goals specific to the participant’s individual performance, other than performance of service alone) is generally referred to as a performance share or performance share unit (PSU) award.

Other Stock-Based Awards

The Compensation and Management Development Committee is authorized to grant to any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or any affiliate other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed by the Compensation and Management Development Committee to be consistent with the purpose of the 2020 Plan.  The Compensation and Management Development Committee determines the terms and conditions of such awards, subject to the terms of the 2020 Plan and any applicable award agreement.  Awards granted under this category may not contain a purchase right or an option-like exercise feature.

Dividend and Dividend Equivalents

An award may provide the holder with dividend or dividend equivalent rights providing for payments (in cash or shares of our common stock) equivalent to the amount of cash dividends paid by the Company to shareholders with respect to shares underlying an award. Dividends and dividend equivalents will be subject to terms and conditions determined by the Committee. However, the Compensation and Management Committee may not grant dividend equivalents in connection with options or SARs.  Moreover, for any other award, the award may accrue (but not pay) a dividend or dividend equivalent with respect to a share underlying any other award unless and until all vesting conditions or restrictions on such shares have been satisfied or lapsed.

Minimum Vesting

A maximum of 5% of the aggregate number of shares available for issuance under the 2020 Plan may be issued without a minimum vesting period. All other awards will have a minimum vesting period of at least one year, subject to limited exceptions in the case of awards granted in substitution for awards assumed upon a merger or acquisition, as well as awards received in lieu of other earned compensation and as otherwise described in the 2020 Plan.  The Compensation and Management Development Committee may exercise its authority to provide for accelerated vesting upon one or more events (e.g., death or disability or upon the consummation of a corporate transaction) as it deems appropriate.

Duration, Termination, and Amendment

The 2020 Plan has a term of ten years expiring on May 27, 2030, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend, suspend, or terminate the 2020 Plan.  Prior approval of the shareholders of the Company shall be required for any amendment to the 2020 Plan that would: (i) require shareholder approval under the listing requirements of the SEC, NASAQ, or another exchange or securities market on which our shares are then listed for trading; (ii) increase the number of shares authorized under the 2020 Plan; (iii) permit repricing of options or SARs; (iv) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, (v) increase the maximum term of options or SARs; or (vi) increase the number of shares subject to the annual award limitations.  No amendment of the 2020 Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the 2020 Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction involving the Company.  In the event of such a corporate transaction, the Compensation and Management Development Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

1.

termination of any award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation and Management Development Committee or the Board determines that no amount is realizable under the award as of the time of the transaction;

2.	replacement of any award with other rights or property selected by the Compensation and Management Development Committee or the Board;
3.

the assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity, with appropriate adjustments as to the number and kind of shares and prices;

4.	the exercise or payment or full vesting of the award; or
5.

unless otherwise provided for in the applicable award agreement, require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Income Tax Withholding

To comply with all applicable income tax laws and regulations, the Company may take appropriate action to ensure that all applicable taxes, which are the sole and absolute responsibility of the participant, are withheld or collected from the participant.  A participant may satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award (subject to such limitations required by ASC Topic 718 to avoid adverse accounting treatment), (b) electing to deliver to us shares other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation, or (c) by any other means set forth in the award.

Clawback or Recoupment

All awards under the 2020 Plan will be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Compensation and Management Development Committee.

Limited Transferability of Awards

Except as provided below, no award (other than fully vested and unrestricted shares issued pursuant to any award) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares issued pursuant to any award) or right under any such award may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate.  Notwithstanding the foregoing, the Compensation and Management Development Committee may permit the transfer of an award other than a fully vested and unrestricted share to family members, provided such permitted transfer shall be for no value and in accordance with the rules of Form S-8.  The Compensation and Management Development Committee may also establish procedures, as it deems appropriate for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to any award in the event of the participant’s death.

Federal Income Tax Consequences

Grant of Options and SARs

The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs

Upon exercising a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.  The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of the Company’s common stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.

Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Following exercise of a non-qualified stock option or SAR, any additional gain or loss recognized upon any later disposition of the shares will be capital gain or loss. If an option holder exercises an ISO and later sells or otherwise disposes of the shares both (i) more than two years after the grant date and (ii) more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If an option holder exercises an ISO, but later sells or disposes the shares before the end of the applicable ISO holding periods described above, the option holder will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the end of the applicable ISO holding periods described above.

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code.  If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse.  At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse.  If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

Generally, we will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election.  The amount of the deduction will equal the amount of ordinary income recognized by the participant.  In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Compensation and Management Development Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed.  The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election.  Gain or loss recognized by the participant on a subsequent disposition of any shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.  For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion

Restricted Stock Units and Other Stock-Based Awards

Recipients of grants of restricted stock units (including performance share units) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the award permits dividend equivalent amounts to accrue while award is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock unit vests and will also be taxed as ordinary income. Cash or shares to be received pursuant to any other stock-based award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We generally will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan.  However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, made significant changes to the deduction limit under Section 162(m), which are effective for taxable years beginning on and after January 1, 2018. The Act eliminated the exception to the deduction limit for qualified performance-based compensation and broadens the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. Therefore, compensation paid to a covered executive annually under the 2020 Plan in excess of $1 million generally will not be deductible.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act.  In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise.  Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

The Compensation and Management Development Committee and the Board intend to administer and interpret the 2020 Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

Request for Additional Shares and Dilution

In setting the number of shares authorized under the 2020 Plan for which shareholder approval is being sought, the Compensation and Management Development Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years.  The Compensation and Management Development Committee and the Board also considered recommendations by executive management.  With the request for shareholder approval of the 2020 Plan pending, no specific grants or awards have yet been made under the 2020 Plan.  The Compensation and Management Development Committee and the Board believe that the shares being requested should be sufficient for awards under the 2020 Plan for approximately the next five to ten years.

To reduce the potential dilutive impact of the Company’s equity award grants on our shareholders’ interests, we actively administer our equity grant program to make use of our resources as effectively as possible. Equity awards are generally limited to (i) those positions deemed critical to the Company’s future success, (ii) individuals whose professional performance makes them highly valuable to the Company, and (iii) essential new hires.

Existing Equity Compensation Plan Information

The Company currently has three equity compensation plans: (i) the People’s Utah Bancorp 2014 Incentive Plan; (ii) the People’s Utah Bancorp Amended and Restated 2008 Incentive Plan; and (iii) the People’s Utah Bancorp Incentive Plan. All three equity compensation plans were approved by the shareholders for the issuance of stock-based compensation to officers, other employees, and directors. In conjunction with this Proxy, the Company is currently requesting shareholder approval of the People’s Utah Bancorp 2020 Equity Incentive Plan.  Upon its approval, any future awards will be granted under that plan and no further awards will be made under any of the Company’s three existing equity compensation plans. There are no equity compensation plans that have not been approved by the shareholders. For additional information on outstanding stock options and non-vested restricted stock awards, see Note 11 to the Consolidated Financial Statements in “Item 8. Financial Statements and Supplementary Data” in our Annual Report on Form 10-K.

The following table sets forth information regarding outstanding options and shares reserved for future issuance as of December 31, 2019.

	Number of Shares to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by the shareholders	265,639	$19.06	299,089

(a)	Consists of 211,590 shares for stock options and 54,049 shares for restricted stock units.
(b)	Excludes the impact of restricted stock units, which are exercised for no consideration.

New Plan Benefits

No awards have yet been granted under the 2020 Plan, as it will only take effect upon shareholder approval at the 2020 Annual Meeting.  The number and types of awards that will be granted under the 2020 Plan in the future are not determinable, as the Compensation and Management Development Committee will make these determinations in its sole discretion.

Market Value

The closing price of our common stock on the NASDAQ Capital Market on March 31, 2020 was $19.37 per share.

Vote Required

The proposal to approve the 2020 Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR THE APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN.

DIRECTORS AND EXECUTIVE OFFICERS

The following table and descriptions below set forth certain information regarding our Directors and executive officers.

		Director
Name	Age	Since	Position
Richard T. Beard	67	2004	Director (Class III), Chairman of the Board
Len E. Williams	61	2017	Director (Class II), President and Chief Executive Officer
Paul R. Gunther	79	1998	Director (Class II)
David G. Anderson	64	1998	Director (Class I)
Fred W. Fairclough, Jr.	70	2000	Director (Class I)
R. Brent Anderson	72	2007	Director (Class II)
Douglas H. Swenson	70	2013	Director (Class II)
Deborah S. Bayle	68	2014	Director (Class I)
Jonathan B. Gunther	44	2017	Director (Class I)
Matthew S. Browning	47	2017	Director (Class III)
Natalie Gochnour	57	2019	Director (Class III)
Mark K. Olson	57	—	Executive Vice President and Chief Financial Officer
Judd P. Kirkham	46	—	Executive Vice President with AltabankTM
Ryan H. Jones	41	—	Senior Vice President with AltabankTM
Christine M. Linford	45	—	Senior Vice President with AltabankTM
Judd J. Austin	39	—	Senior Vice President with AltabankTM

Richard T. Beard has served as director since 2004 and currently serves as Chairman of the Board. He served as Chief Executive Officer and President of the Company from January 2006 until he retired on January 2, 2018. He served on the Federal Deposit Insurance Corporation Community Bank Advisory Board in Washington D.C. He has served as a member of the Board of Directors of the Utah Bankers Association. He also served as a director on the Board of the Utah Community Reinvestment Corporation, funding low-income housing in Utah and the Board of the Utah Department of Financial Institutions, appointed by the Governor of Utah. He has been a Past Chairman of the Board of Directors of Western Independent Bankers, based in San Francisco, California. He holds a Juris Doctor degree from the University of Utah College of Law and a Bachelor of Science degree in Political Science from the University of Utah. He is also a graduate of the Pacific Coast Banking School. Mr. Beard brings extensive expertise and experience to the Board from 26 years in the legal profession advising clients in various industries, including the Company, on mergers and acquisitions and securities matters, as well as his 13 years of experience as the former President and CEO of the Company advising the Board on strategic matters.

Len E. Williams has served as a director of the Company since March 2017. On January 2, 2018, Mr. Williams became the Company’s President and Chief Executive Officer. Mr. Williams is the former Director, President and Chief Executive Officer of Home Federal Bancorp, a public company. He remained in that position until the company was sold in 2014, after which he retired until his employment with the Company. Mr. Williams has over 35 years of successful commercial banking experience serving in many regional and national bank leadership roles. Mr. Williams holds a Master of Business Administration degree from the University of Washington and is a graduate of the Pacific Coast Banking School. Mr. Williams brings to the Board strong banking and commercial lending background, mergers and acquisitions experience, and executive leadership service with public companies.

Paul R. Gunther has served as a director since 1984 and served as Chairman of the Board from 2003 to mid-2018. He presently serves as a member of the Enterprise Risk Oversight Committee. From 1989 to 2014, Mr. Gunther served as Plan Administrator to various businesses in bankruptcy, principally in the retail industry, after which he retired. He holds a Master of Business Administration degree from Harvard Business School and a Bachelor of Arts degree in Humanities from Brigham Young University. Mr. Gunther is the brother of Dale O. Gunther who retired from the Board in May 2019, and Jonathan B. Gunther is his nephew. Mr. Gunther brings extensive director, executive-level leadership in finance, and strategic business decision-making experience and expertise to the Board.

David G. Anderson has served as a Director of the Company since 1998.  He served as Senior Vice President and Chief Credit Officer for the Company from November 2013 until his retirement in December 2018. He served as Senior Vice President, Loan Administration from 2004 to 2013, and was employed with the Company since 1973. He holds a Bachelor of Science degree in Business Management from Brigham Young University and is a graduate of the Pacific Coast Banking School. Mr. Anderson and Fred W. Fairclough, Jr. are brothers-in-law. Mr. Anderson brings over 40 years of banking experience as a lending executive, including extensive knowledge of local real estate development and markets, to the Board.

Fred W. Fairclough, Jr. has served as a Director of the Company since 2000. Mr. Fairclough is not standing for re-election, and his term as a Director will end effective May 26, 2020.  He was a consultant from 1998 to 2017 to Bonneville Real Estate Capital, formerly known as Bonneville Mortgage Company, a Salt Lake City, Utah commercial mortgage banking firm he co-founded in 1976. He currently serves on the Boards of Directors of various community organizations. He served as a director of Advanta Bank Corp. from 2000 to 2010. In 2009, the FDIC issued an order to cease and desist and an order for restitution to Advanta. In 2010, Advanta was seized by the FDIC and liquidated. He obtained his Bachelor of Science degree in Marketing from the University of Utah in 1971. Mr. Fairclough and David G. Anderson are brothers-in-law. Mr. Fairclough brings executive experience in the commercial real estate lending industry, director service, and extensive knowledge of local real estate development and business markets to the Board.

R. Brent Anderson has served as a Director of the Company since 2007. He currently serves as Chair of the Audit and Compliance Committee and as Chair of the Enterprise Risk Oversight Committee. He is currently retired. He holds a Bachelor’s degree in Accounting from Weber State University, is a member of the American Institute of Certified Public Accountants (AICPA), and is a Certified Public Accountant. Mr. Anderson brings to the Board extensive executive-level experience and expertise as a former audit partner in an international public accounting firm serving a number of financial institutions and as a previous chairman of the audit committee and director of another financial institution.

Douglas H. Swenson has served as a director of the Company since 2013. He previously served as a director and Chairman of the Board of Lewiston State Bank, prior to its acquisition by the Company. He currently serves as Chair of the Compensation and Management Development Committee and as a member of the Audit and Compliance Committee. He is a member of the Board and also the Executive Vice President and Chief Financial Officer of Jack’s Tire and Oil, Inc., where he has served since 1998. He is also a member of the Board of Vision Insurance Company in connection with the Jack’s Tire and Oil, Inc. insurance program. He also serves as a trustee for Logan Regional Hospital. Mr. Swenson is a Certified Public Accountant with 40 years of experience and is a member of the AICPA. He is a graduate of Brigham Young University with a Bachelor of Science degree in Accounting. Mr. Swenson brings to the Board experience and expertise as a former audit partner in a public accounting firm, as a financial executive in the trucking services industry, and as a former Chairman of the Board of Lewiston State Bank.

Deborah S. Bayle has served as a Director of the Company since 2014.  She chairs the Nominating and Corporate Governance Committee and is a member of the Compensation and Management Development Committee. She has more than 40 years of experience in increasingly responsible management positions, having served 20 years in a CEO position. In 2015, she retired as the President and CEO of United Way of Salt Lake after 16 years of service. She is currently the CEO of DSB Consulting, LLC, where she works with clients in the areas of executive coaching, professional development, organizational management and change strategy. She also serves as a director of several organizations, including the National Association of Corporate Directors, Utah Chapter, where she is currently serving as president. She has served on more than 25 boards, including six years as a director of the Salt Lake City Branch of the Federal Reserve Bank of San Francisco. She is an alumnus of Weber State University. Ms. Bayle brings extensive experience and expertise in executive-level leadership and innovation, change management, organizational management, including talent development and retention, corporate governance, marketing, and strategic business decision-making to the Board.

Jonathan B. Gunther was elected as a Director of the Company in May 2017. Jonathan is a member of the Nominating and Corporate Governance Committee and the Compensation and Management Development Committee. Jonathan is the nephew of Paul R. Gunther. He holds a Doctor of Medicine degree from Columbia University, and is Board-certified in Ophthalmology and holds a Bachelor of Science degree in Finance from

Brigham Young University. He has been a practicing physician since 2005 and serves as President of Excel Eye Center and a partner/manager of various commercial office buildings. Mr. Gunther brings experience in executive management and commercial real estate to the Board.

Matthew S. Browning was elected as a Director of the Company in July 2017. He currently serves as a member of the Audit and Compliance Committee and chairs the Fintech Committee.  Since 2014, Mr. Browning has served as COO of Snap! Finance, a technology-based, alternative-financial services company. Prior to Snap! Finance, he served as President of Target Bank, the issuer of credit cards and gift cards for Target, the national retailer, from 2007-2012. He has more than 20 years of strategy, finance and operations experience from his roles in general management, corporate strategy, consulting, turnaround work, and investment banking. While his experience spans many industries, he brings particular expertise in the nexus of financial services and technology. Mr. Browning has served in leadership roles of state and national banking trade associations. He holds a Master of Business Administration from the University of Chicago, Booth School of Business and a Bachelor of Science in Business from the University of Southern California, and he completed the Stonier Graduate School of Banking program at Wharton.  Mr. Browning brings leadership and management experience, along with his many years of financial services and related technologies experience, to the Board.

Natalie Gochnour was elected to the Board in May 2019.  She is a member of the Nominating and Corporate Governance Committee and the Enterprise Risk Oversight Committee.  She leads the Kem C. Gardner Policy Institute at the University of Utah, where she has been employed since March 2014. She has over thirty years of experience in research and commentary on the Utah economy and Utah demographics. She has a graduate degree in economics from the University of Utah and teaches public finance at the school. Her specific areas of business expertise include public tax and expenditure policy, the Utah economy, Utah demographics, macroeconomics, and Utah public policy. She is heavily involved in the local and regional communities and has broad leadership experience. She currently serves on several community non-profit boards, including Primary Children’s Hospital, World Trade Center Utah, Utah Olympic Legacy Foundation, and Envision Utah. She also serves on an advisory board for Dominion Energy and the corporate governing board of O.C. Tanner. She is keenly interested in public policies that promote balance, civility, and prosperity, sharing her views in regular columns in both Utah Business magazine and the Deseret News and also co-hosting Both Sides of the Aisle, a weekly public radio program on public affairs. Having been in both the private and public sectors, Ms. Gochnour brings leadership, economic policy, and business experience to the Board.

Other Executive Officers

Mark K. Olson is Executive Vice President and Chief Financial Officer of the Company and of AltabankTM and has held that position since January 2018. Mr. Olson has more than 30 years of financial services and public accounting experience and has held a number of senior financial management positions, including with various public companies. Prior to joining the Company, Mr. Olson served as Executive Vice President and Chief Financial Officer of California Republic Bank in Newport Beach, CA, until its sale to Mechanics Bank in 2016.  Mr. Olson was Executive Vice President and Chief Financial Officer at Heritage Oaks Bank in Paso Robles, CA and also held that same position at Santa Barbara Bank & Trust until it was sold to Union Bank. Mr. Olson also previously served as VP and Finance Director at Goldman Sachs Bank in Salt Lake City, Utah. Prior to employment at Goldman Sachs Bank, Mr. Olson held a number of senior financial positions at Western Financial Bank, until it was sold to Wachovia Corporation. Mr. Olson is a Certified Public Accountant and a member of the AICPA. He is a graduate of Utah State University with a Bachelor degree in Accounting.

Judd P. Kirkham is Executive Vice President and Chief Credit Officer of AltabankTM.  He was appointed Senior Vice President and Chief Credit Officer in November 2018 and was promoted to Executive Vice President in November 2019.  Mr. Kirkham served for approximately one year as Senior Vice President and Commercial Banking Manager for AltabankTM and before that was a commercial lending department manager. Prior to joining the Company in August 2013, Mr. Kirkham worked for 17 years at Zions Bank in various roles in commercial lending, commercial real estate lending, and regional retail credit management. Mr. Kirkham graduated from Utah Valley University with a Bachelor degree in Business Management. He graduated from Pacific Coast Banking School in 2019.

Ryan H. Jones has served as Senior Vice President and Chief Lending Officer of AltabankTM since October 2018 and previously served as Northern Region Manager from April 2014. Mr. Jones has 18 years of banking experience, with 13 of those years with the Company. Mr. Jones spent five years with Washington Mutual before joining the Company. Mr. Jones graduated from the University of Utah with a degree in economics in 2002. In 2007, he received a Master of Business Administration from Arizona State University. Mr. Jones is also a graduate of the Pacific Coast Banking School.

Christine (Chris) M. Linford joined as Senior Vice President and Chief People Officer of AltabankTM in November 2018.  Ms. Linford has over 17 years of experience providing human resources support and leadership in the financial industry. The majority of those years were in the Washington, D.C. metro area. While serving as Senior Vice President at Bank of Georgetown in Washington, D.C. for more than six years, Ms. Linford led the human resources and marketing departments, which included corporate administration and management, employee relations, compensation and benefits, payroll, recruiting, training and board of director relations. Prior to joining the Company, Ms. Linford worked for two years as the Vice President of Human Resources for Mountain America Credit Union. Ms. Linford graduated with a Bachelor of Arts in communication from the University of Maryland.

Judd J. Austin was promoted to Senior Vice President and Chief Banking Officer for AltabankTM effective January 1, 2020.  Mr. Austin previously held the position of Market Area President for Cache County since April 2017.  Prior to that, Mr. Austin was the Senior Credit Officer for the Lewiston State Bank region.  At the time Lewiston State Bank was acquired by the Company in approximately October 2014, Mr. Austin was a Senior Commercial Lender.  Mr. Austin is a graduate of Pacific Coast Banking School (2012) and received a Bachelor of Science dual degree in business and agribusiness, with a minor in marketing, from Utah State University (2005).

Former Executive Officers

Rick W. Anderson served as President and Chief Operations Officer of AltabankTM from 2016, and prior to that, served as Northern Region Manager and Chief Operations Officer for several years. Mr. Anderson joined the Company in May 2008. He was employed in the banking industry for over 40 years, having served as Chief Financial Officer and Chief Operating Officer of Far West Bank before it was acquired by another banking organization in 2006. He holds a Bachelor of Science degree in Business Management from Brigham Young University.  Mr. Anderson retired from the Company in early February 2020.

Composition of Our Board of Directors

The Company’s Bylaws allow for up to fifteen seats on our Board of Directors, ten of which are currently authorized by our Board. Pursuant to our Articles, our directors are presently divided into three classes serving staggered three-year terms. Class I, Class II, and Class III directors serve until our annual meetings of shareholders in 2020, 2021 and 2022, respectively. As described above in Proposal 3, the Company asks shareholders to approve restated Articles, one amendment to which would declassify the Board and subject Directors to annual election.

Board Chair, CEO, and Lead Independent Director Positions

Richard T. Beard is the chairperson of our Board of Directors. We believe it is currently in the best interest of the Company and its shareholders to have a person other than our Chief Executive Officer serve in such capacity, although our Board of Directors has not adopted a policy with regard to whether the same person should serve as both the chairperson and Chief Executive Officer. Our Board of Directors believes it is most appropriate to retain the discretion and flexibility to make such determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. We have determined that our current separation of the roles of chairperson and Chief Executive Officer is appropriate given the differences in the roles and duties of the two positions and the individuals currently serving in these positions.

In situations where the Chairman of the Board is not deemed independent for purposes of applicable NASDAQ rules, the Company has adopted Corporate Governance Guidelines, which provide for the designation of a Lead Independent Director.  Jonathan B. Gunther presently serves as the Lead Independent Director.

Meetings of the Board of Directors and Its Committees

During 2019, the Company’s Board of Directors held 11 regular meetings and one strategic planning meeting.  No incumbent director attended fewer than 75% of the total number of Board meetings held during the period for which such director has been a director or Board committees on which the director served during the last fiscal year.  The Company does not have a formal policy requiring directors to attend the annual shareholders meeting; however, 11 of 13 directors (which includes two retiring directors) attended the 2019 annual meeting of shareholders held on May 22, 2019.

Corporate Governance Guidelines and Principles

The Company continues to focus on sound corporate governance practices. The Company has adopted Corporate Governance Guidelines (the “Guidelines”), a copy of which is available on the Company’s website www.peoplesutah.com  or upon request to the Company’s Investor Relations contact by email to investorrelations@peoplesutah.com or by phone at 801.642.3998.  The Guidelines have as their primary objectives sound corporate governance and continued improvement of corporate performance and accountability in creating long-term shareholder value.  The Guidelines outline the Company’s position and policies with respect to, inter alia, ethical conduct, confidential information, communications with third parties, director independence, establishment of a lead independent director, clawback of compensation, reimbursement of expenditures, stock ownership requirements for Directors, poison pills, selection of new Directors, succession planning, Board responsibilities, Board committees, management committees, executive sessions, and communications to the Company’s Audit and Compliance Committee regarding accounting and auditing matters.

In addition, NASDAQ rules define who may be considered an “independent” director and require independent directors to meet periodically in executive session.  The Company has a Code of Ethics and Business Conduct, which is available on the Company’s website at www.peoplesutah.com or by contacting Mark K. Olson, PUB’s Chief Financial Officer, at (801) 642-3998. Further actions to enhance our corporate governance mechanisms will be taken as required by law and the exchanges upon which the Company’s shares are listed, or as otherwise deemed necessary or appropriate by the Board of Directors, with a continuing focus on high standards of corporate governance.

Independence of Directors

Under the listing requirements of The NASDAQ Capital Market, a majority of our Board must be comprised of independent directors. Our Board of Directors has determined that a majority of the Company’s Directors are independent as defined under The NASDAQ Stock Market Rules.

Our Board conducts an annual review of director independence. During this review, our Board considers transactions and relationships during the prior year between each director or any member of his or her immediate family and the Company and its subsidiaries, affiliates and equity investors, including those reported under “Certain Relationships and Related-Party Transactions” below. Our Board also examines transactions and relationships between directors or their affiliates and members of senior management or their affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, our Board has affirmatively determined that the following directors are independent under The NASDAQ Stock Market Rules and under the Company’s general standard of independence: R. Brent Anderson; Deborah S. Bayle; Matthew S. Browning; Natalie Gochnour; Jonathan B. Gunther; Paul R. Gunther; and Douglas H. Swenson. The remaining Directors, including Richard T. Beard, Len E. Williams, David G. Anderson, and Fred W. Fairclough, who is not standing for reelection, were determined to not be independent.

Director Qualifications

The Company’s Corporate Governance Guidelines contain criteria considered by the Nominating and Corporate Governance Committee in evaluating nominees for a position on the Company’s Board of Directors. All nominees, including incumbent Directors, board nominees and shareholder nominees are evaluated in the same manner. Generally, the Nominating and Corporate Governance Committee believes that directors should possess the highest personal and professional ethics and integrity and should have broad experience in positions with a high degree of responsibility, corporate board experience, and the ability to commit adequate time and effort to serve as a director.

Although the Company does not have a formal diversity policy, criteria that will be considered include (i) expertise currently desired on our Board of Directors, (ii) geography, (iii) diversity, (iv) finance or financial service industry experience, (v) ethical standards, and (vi) involvement in the community. The Nominating and Corporate Governance Committee also evaluates potential nominees to determine whether they meet the required standard of independence (to ensure that at least a majority of the directors will, at all times, be independent).

Pursuant to the Company’s Corporate Governance Guidelines, our Directors may not serve on the board of another unaffiliated insured depository institution, bank holding company, financial holding company or thrift holding company having operations in any market area in which the Company or any of its affiliated entities has operations while serving as our director.

Shareholder Nominations

The Nominating and Corporate Governance Committee, which is responsible for the nomination of candidates for appointment or election to the Board of Directors, will consider, but shall not be required to nominate, candidates recommended by our shareholders. Generally speaking, the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director recommended by a shareholder will be the same as nominees from other nominating sources. However, the Nominating and Corporate Governance Committee will seek and consider information concerning the relationship between a shareholder’s nominee and that shareholder to determine whether the nominee can effectively represent the interest of all shareholders. Shareholders wishing to make such recommendation to the Nominating and Corporate Governance Committee for its consideration may do so by submitting a written recommendation, including detailed information on the proposed candidate, including education, professional experience and expertise, via mail addressed as follows:

Adelaide Maudsley, Corporate Secretary

People’s Utah Bancorp

1 East Main Street

American Fork, UT 84003

Committees of the Board of Directors

Our Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Compensation and Management Development Committee, Nominating and Corporate Governance Committee, Audit and Compliance Committee, Enterprise Risk Oversight Committee, and Fintech Committee. Our Board of Directors also may establish such other committees, as it deems appropriate, in accordance with applicable law and regulations and our corporate governance policies. Information with respect to each of these committees is set forth below.

Compensation and Management Development Committee. The Compensation and Management Development Committee consists of Douglas H. Swenson, serving as Chair, with Deborah S. Bayle and Jonathan B. Gunther as members. The Board of Directors has determined that all of the members of the Compensation and Management Development Committee are independent directors as defined under The NASDAQ Stock Market Rules. The Compensation and Management Development Committee acts under a written charter adopted by the Board of Directors, which charter is available on the Company’s website www.peoplesutah.com. This committee oversees the Company’s compensation and employee benefit plans and practices, including our executive compensation plans, and our incentive compensation and equity-based plans, including the Company’s ESOP established in late 2018. The Compensation and Management Development Committee annually reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation and evaluates his performance in light of those goals and objectives. Additionally, the Compensation and Management Development Committee reviews and, with input and recommendation from the Chief Executive Officer, approves the compensation of all other executive officers. Within its charter, the Compensation and Management Development Committee has the authority to engage the services of outside advisors, experts, and others to assist the committee.  As previously disclosed, the Compensation and Management Development Committee retained the services of McLagan as a compensation consultant.  McLagan advised this committee during fiscal 2019 on Director compensation issues.  The Compensation and Management Development Committee periodically reviews its relationship with McLagan and has determined that its work has not raised any conflicts of interest. This committee met six times in 2019.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Deborah S. Bayle, serving as Chair, with Jonathan B. Gunther and Natalie Gochnour as members. The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent directors as defined under The NASDAQ Stock Market Rules. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, which charter is available on the Company’s website www.peoplesutah.com. This committee is responsible for developing and implementing policies and practices relating to corporate governance, including most recently the adoption of the Company’s Corporate Governance Guidelines. In 2019, this committee retained third-party consultant Center for Board Excellence (recently acquired by NASDAQ) to assist the Board in a periodic performance and evaluation assessment; all directors participated in the process, and the results of such were reported to the Board and will be used in ongoing efforts to improve the Board’s corporate governance practices.  In addition, the Nominating and Corporate Governance Committee is responsible for developing criteria for the selection and evaluation of directors and recommends to the Board of Directors candidates for election as directors. This committee met six times in 2019.

Audit and Compliance Committee. The Audit and Compliance Committee consists of R. Brent Anderson, serving as Chair, with Douglas H. Swenson and Matthew S. Browning as members, each of whom have been determined by the Board of Directors to be independent directors as defined under The NASDAQ Stock Market Rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Anderson and Mr. Swenson are each an “audit committee financial expert,” as defined by the rules and regulations of the SEC. A summary of the relevant experience and qualifications of Messrs. Anderson and Swenson can be found in the section labelled “Directors and Other Executive Officers” contained herein.

The Audit and Compliance Committee acts under a written charter adopted by the Board of Directors, which charter is available on the Company’s website www.peoplesutah.com. The Audit and Compliance Committee is primarily responsible for monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance and public disclosure of financial information; monitoring the independence and performance of the Company’s independent registered public accountants and internal auditing department; and maintaining free and open communication between the Audit and Compliance Committee, the independent auditors, management, the internal auditing department, and the Board of Directors. This committee also reviews all potential affiliated transactions from outside vendors and between the affiliates to determine compliance with regulatory rules. This committee met eleven times in 2019.

Enterprise Risk Oversight Committee. The Enterprise Risk Oversight Committee currently consists of R. Brent Anderson serving as Chair, with David G. Anderson, Natalie Gochnour, and Paul R. Gunther as members. This committee acts under a written charter adopted by the Board of Directors, which charter is available on the Company’s website www.peoplesutah.com. This committee oversees all major enterprise risks of the Company and is tasked with reviewing enterprise risk mitigation policies. This committee met four times in 2019.

Fintech Committee. The Fintech Committee consists of Matthew S. Browning, serving as Chair, with Len E. Williams as a member. The committee provides oversight of the Company’s strategies with respect to the offering of innovative technology-driven products and services. The Fintech Committee acts under a written charter adopted by the Board of Directors, which charter is available on the Company’s website www.peoplesutah.com. This committee was formed in November 2018 and met three times in 2019.

Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2019, our Compensation and Management Development Committee consisted of Douglas H. Swenson, Deborah S. Bayle, and Jonathan B. Gunther.  No member of the Compensation and Management Development Committee has been an officer or associate of the Company. None of the members of the Compensation and Management Development Committee has had any relationship with the Company of the type that is required to be disclosed as a related-party transaction under Item 404 of Regulation S-K, except as otherwise disclosed in this proxy statement under “Certain Relationships and Related Party Transactions.” In addition, none of our executive officers serves or has served as a member of our Board of Directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation and Management Development Committee.

Communications with Directors

The Company has not adopted a formal process for shareholder communications with the Board of Directors. Under the Company’s Corporate Governance Guidelines, the Chief Executive Officer and the Chief Financial Officer have been designated as the appropriate spokespersons to communicate with outside parties, including, but not necessarily limited to, institutional investors, the press, investment bankers, regulatory bodies, and rating agencies. From time to time, directors may be asked by the Board of Directors or management to speak with other outside parties, as appropriate.  Members of the Board strive to ensure that the views of shareholders are heard and that appropriate responses are provided to shareholders in a timely manner. The Company believes its responsiveness to shareholder communications to the Board of Directors has been good. A shareholder may submit any communication with directors in writing to the Company to the attention of Len E. Williams, President and Chief Executive Officer, People’s Utah Bancorp, 1 East Main Street, American Fork, Utah  84003.

Board Role in Risk Oversight

The Board of Directors is responsible for overseeing the Company’s management of risk. The Board established the Enterprise Risk Oversight Committee to effectively oversee the Company’s enterprise-wide risk management in a way that balances risk management with enhancement of the long-term value of the Company for the benefit of shareholders. The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Enterprise Risk Oversight Committee seeks to understand the Company’s risk philosophy through discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Board of Directors through the Enterprise Risk Oversight Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures and expects frequent updates from management about the Company’s most significant risks to enable the committee to evaluate whether management is responding appropriately.

In addition to the Enterprise Risk Oversight Committee, the Board of Directors relies on each of its other committees, other than the Fintech Committee, to help oversee the risk management responsibilities relating to the functions performed by such committees. The Audit and Compliance Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Compensation and Management Development Committee helps the Board of Directors to identify exposure to any risks potentially created by the Company’s compensation programs and practices. The Nominating and Corporate Governance Committee oversees risks relating to the Company’s corporate compliance programs and assists the Board and management in promoting an organizational culture that encourages commitment to ethical conduct and compliance with the law. Each Board committee regularly reports its actions and activities to the Board of Directors, including recommendations to assist the Board of Directors with its overall risk oversight function.

Director Compensation

The Company believes its director compensation packages enable recruitment and retention of talented directors of the caliber needed for effective Board governance. The Company also believes that director compensation should serve to solidify the alignment of the shareholders’ interests with that of our Board of Directors and relate to our success.

During 2019, the Board Chairman received $3,200/month as an additional retainer (totaling $38,400) for his service as chair. Our other non-employee directors received a monthly retainer of $1,500, additional fees for committees ranging from $150 to $500 per meeting on which the director serves, and additional amounts ranging from $3,000 to $7,000 for committees the director chairs. In addition, except for the Board Chairman, all directors received $1,500 for each monthly board meeting attended. Beginning in 2018, only non-employee directors received board fees.  Compensation for Directors is generally determined on recommendation to the Board by the Compensation and Management Development Committee, with input, analysis, and peer comparison data from a compensation consultant.  Third-party consultant McLagan Group provided a comprehensive review and accompanying recommendations with respect to our Director compensation that was considered by the Compensation and Management Development Committee in July 2019.  Effective August 1, 2019, the Company moved from per meeting fees for Directors to a retainer structure for board meeting attendance and committee service.

The following table sets forth for the year ended December 31, 2019, the compensation paid or awarded by the Company to each person who was a Director during fiscal year 2019.

	Fees
	Earned or
	Paid in	Stock (1)	Option (1)	All Other (2)	Total
Name	Cash	Awards	Awards	Compensation	Compensation
Richard T. Beard (3)	90,400	25,008	-	5,128	120,536
Paul R. Gunther (4)	37,150	25,008	-	1,116	63,274
Dale O. Gunther (5)	18,450	-	-	-	18,450
Wolfgang T. N. Muelleck (6)	18,950	-	-	190	19,140
Fred W. Fairclough (7)	39,350	25,008	-	277	64,635
R. Brent Anderson (8)	60,500	25,008	-	62	85,570
Douglas H. Swenson (9)	54,500	25,008	-	3,833	83,341
David G. Anderson (10)	44,100	25,008	-	-	69,108
Deborah S. Bayle (11)	54,250	25,008	-	3,291	82,549
Jonathan B. Gunther (12)	42,500	25,008	-	62	67,570
Matthew S. Browning (13)	49,500	25,008	-	16,731	91,239
Natalie Gochnour (14)	25,500	25,008	-	-	50,508

(1)

The amounts reported in this column represent the aggregate grant date fair value of the stock options or Restricted Stock Units (“RSUs”) granted. For information on the valuation assumptions used in calculating these amounts, see Note 11 to our consolidated financial statements.

(2)	All Other Compensation includes reimbursed expenses for items such as travel, mileage, and conference fees.
(3)

Richard T. Beard received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Beard held option awards for 32,329 common shares.

(4)

Paul R. Gunther received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Gunther held option awards for 4,329 common shares and aggregate deferred compensation of director’s fees of $86,400 as of December 31, 2019, which was deferred from 2011 through 2015.

(5)	Dale O. Gunther held no option awards for common shares. Mr. Gunther retired from Board service in May 2019.

(6)	Wolfgang T.N. Muelleck held no option awards for common shares. Mr. Muelleck retired from Board service in May 2019.
(7)

Fred W. Fairclough, Jr. received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Fairclough had no option awards outstanding.

(8)

R. Brent Anderson received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Anderson had no option awards outstanding.

(9)

Douglas H. Swenson received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Swenson held option awards for 4,329 common shares.

(10)

David G. Anderson received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Anderson had no option awards outstanding.

(11)

Deborah S. Bayle received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Ms. Bayle had no option awards outstanding.

(12)

Jonathan B. Gunther received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Mr. Gunther held option awards for 7,864 common shares.

(13)

Matthew S. Browning received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share.  As of December 31, 2019, Mr. Browning held option awards for 16,041 common shares. Additionally, Mr. Browning has a consulting agreement with the Company wherein he received $16,100 in consulting fees during 2019 related to financial services technology.  This consulting arrangement was terminated when Mr. Browning became the chairperson of the Fintech Committee.

(14)

Natalie Gochnour received RSUs for 846 common shares on August 1, 2019, which immediately vested and had a grant date fair value of $29.56 per share. As of December 31, 2019, Ms. Gochnour held option awards for 8,800 common shares.

Deferred Compensation Plan

In 2012, the Company adopted a deferred compensation plan for its Directors. Under the deferred compensation plan, Directors may make an irrevocable election to defer up to 100% of their director fees in any given year. These deferred fees are fully vested and non-forfeitable, and such fees will be paid to the Director upon the conclusion of the Director’s service on the Board. Deferred fees earn interest at the same rate and in the same manner as provided by the Company on certificates of deposit issued by the Company for a period of 12 months. As of December 31, 2019, the aggregate amount of deferred director compensation was $86,400.

Executive Compensation

Summary Compensation Table

The table below sets forth the compensation of the Company’s Chief Executive Officer and the two other most highly compensated executive officers during fiscal year 2019.

					Non-Equity	All
			Stock	Option	Incentive Plan	Other
Name and Principal Positions	Year	Salary (1)	Awards (2)	Awards (2)	Compensation (3)	Compensation (4)	Total (5)
Len E. Williams	2019	$450,000	$279,996	-	$288,631	$27,238	$1,045,865
Director, President and Chief Executive Officer	2018	423,800	170,016	-	250,000	21,237	865,053
Mark K. Olson	2019	275,000	139,998	-	141,109	34,327	590,434
Executive Vice President, Chief Financial Officer	2018	250,000	75,013	-	110,865	26,581	462,459
Rick W. Anderson	2019	234,000	-	-	100,000	33,470	367,470
AltabankTM President and Chief Operations Officer	2018	220,500	66,029	-	92,742	25,395	404,666
(1)	The figures shown for salary represent amounts earned for the fiscal year, whether or not actually paid during such year, and include amounts deferred pursuant to employee 401(k) plan.
(2)

The amounts reported in this column represent the aggregate grant date fair value of the stock options or RSUs granted and is computed in accordance with FASB ASC Topic 718. The amounts do not represent amounts actually received by the named executive officers. For information on the valuation assumptions used in calculating these amounts, refer to Note 11 to our financial statements in the Form 10-K filed for the fiscal year ended December 31, 2019.

(3)	Non-equity incentive plan compensation includes cash awards granted at the discretion of the Board of Directors for achieving certain performance-based criteria.
(4)

The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans, that are generally available to salaried associates and do not discriminate in scope, terms and operation. The figure shown for each named executive officer also includes employer 401(k) contributions, allocations in the Company’s Employee Stock Ownership Plan, and profit sharing, as applicable.

(5)	Dividends on the Employee Stock Ownership Plan are not included in the total.

Employment Agreements

As previously reported in the Company’s Form 8-K filed March 4, 2019 (the “Employment Agreement March 2019 Filing”), on February 28, 2019, the Company entered into the following agreements (collectively, the “Agreements”): (i) an employment agreement with Len E. Williams, Chief Executive Officer and President of the Company (the “Williams Agreement”); (ii) an employment agreement with Mark K. Olson, Chief Financial Officer and Executive Vice President of the Company (the “Olson Agreement”); and (iii) a change in control agreement with Rick W. Anderson, President and Chief Operations Officer of AltabankTM, formerly known as People’s Intermountain Bank (the “Anderson Agreement”).

The Williams Agreement.  The Williams Agreement was effective as of January 1, 2019 (the “Effective Date”) and expires on the third anniversary of the Effective Date, provided that on each anniversary of the Effective Date the term is automatically extended for an additional twelve-month period, unless terminated by a 90-day notice given by either party prior to the anniversary of the Effective Date. For 2019, the Company was to pay a minimum salary to Mr. Williams of $450,000, which amount is subject to adjustment as the Company’s Board may determine from time to time.  The employment agreement provides for participation in a bonus based primarily on performance criteria in an incentive plan approved annually by the Company’s Compensation and Management Development Committee, ranging from a minimum 25% of base salary, a target of 50%, and a maximum of 75% of base salary. Mr. Williams is entitled to long-term incentives in the form of equity grants, as approved by the Company’s Compensation and Management Development Committee and Board. In addition, Mr. Williams is eligible to participate in all employee benefit plans, including health insurance benefits and 401(k) and ESOP plans.  In the event Mr. Williams terminates his employment for good reason or the Company terminates Mr. Williams’ employment without cause, Mr. Williams is entitled to severance payments of his then base salary and a minimum 20% annual bonus for 18 months following such termination.  The employment agreement also contains a change in control provision under which and subject to certain time periods and conditions precedent, Mr. Williams would be entitled to receive a lump sum severance payment in the amount equal to 36 months of his then base salary and minimum 20% annual incentive, and all unvested equity awards would immediately vest.  A change in control under the employment agreement occurs when (i) any person or entity acquires 50% or more of the Company’s then outstanding voting capital stock, (ii) the consummation of the sale or disposition by the Company or AltabankTM of all or substantially all of the Company’s or the operating bank’s assets; or (c) the consummation of a liquidation of the Company or AltabankTM.   Additional terms and conditions and a copy of the Williams Agreement are set forth in the Employment Agreement March 2019 Filing.

The Olson Agreement.  The Olson Agreement was effective as of January 1, 2019 (the “Effective Date”) and expires on the last day of the thirtieth month after the Effective Date, provided that on each anniversary of the Effective Date the term is automatically extended for an additional twelve-month period, unless terminated by a 90-day notice given by either party prior to the anniversary of the Effective Date. For 2019, the Company was to pay a minimum salary to Mr. Olson of $275,000, which amount is subject to adjustment as the Company’s Board may determine from time to time.  The employment agreement provides for participation in a bonus based primarily on performance criteria in an incentive plan approved annually by the Company’s Compensation and Management Development Committee, ranging from a minimum 20% of base salary, a target of 40%, and a maximum of 60% of base salary. Mr. Olson is entitled to long-term incentives in the form of equity grants, as approved by the Company’s Compensation and Management Development Committee and Board. In addition, Mr. Olson is eligible to participate in all employee benefit plans, including health insurance benefits and 401(k) and ESOP plans.  In the event Mr. Olson terminates his employment for good reason or the Company terminates Mr. Olson’s employment without cause, Mr. Olson is entitled to severance payments of his then base salary and a minimum 20% annual bonus for 18 months following such termination.  The employment agreement also contains a change in control provision under which and subject to certain time periods and conditions precedent, Mr. Olson would be entitled to receive a lump sum severance payment in the amount equal to 30 months of his then base salary and minimum 20% annual incentive, and all unvested equity awards would immediately vest.  A change in control occurs when (i) any person or entity acquires 50% or more of the Company’s then outstanding voting capital stock, (ii) the consummation of the sale or disposition by the Company or AltabankTM of all or substantially all of the Company’s or the operating bank’s assets; or (c) the consummation of a liquidation of the Company or AltabankTM.  Additional terms and conditions and a copy of the Olson Agreement are set forth in the Employment Agreement March 2019 Filing.

The Anderson Agreement.  The Anderson Agreement was effective as of January 1, 2019 for a one-year term. Under the change of control provision in the Anderson Agreement, Mr. Anderson would be entitled to receive a lump sum severance payment in the amount equal to 12 months of his then base salary and minimum 20% annual incentive, and all unvested equity awards would immediately vest. A change in control occurs when (i) any person or entity acquires 50% or more of the Company’s then outstanding voting capital stock, (ii) the consummation of the sale or disposition by the Company or AltabankTM of all or substantially all of the Company’s or the operating bank’s assets; or (c) the consummation of a liquidation of the Company or AltabankTM.  The Anderson Agreement lapsed as of January 1, 2020.  Mr. Anderson retired from the Company in early February 2020.

The Austin Agreement.  As previously reported in the Company’s Form 8-K filed October 1, 2019 (the “CIC Agreement October 2019 Filing”), on that same date, the Company entered into a change in control agreement with Judd J. Austin, who became the Company’s Chief Banking Officer effective January 1, 2020 (the “Austin Agreement”).  The Austin Agreement is effective as of January 1, 2020 for a one-year term, with automatic renewal for successive one-year terms unless certain advance notice of non-renewal or termination thereof by the Company is given.  Under the change of control provision in the Austin Agreement, Mr. Austin would be entitled to receive a lump sum severance payment in the amount equal to 12 months of his then base salary and minimum 20% annual incentive, and all unvested equity awards would immediately vest.  A change in control occurs when (i) any person or entity acquires 50% or more of the Company’s then outstanding voting capital stock, (ii) the consummation of the sale or disposition by the Company or AltabankTM of all or substantially all of the Company’s or the operating bank’s assets; or (c) the consummation of a liquidation of the Company or AltabankTM.  Additional terms and conditions and a copy of the Austin Agreement are set forth in the CIC Agreement October 2019 Filing.

Employee Stock Ownership Plan

The Company formed an Employee Stock Ownership Plan (“ESOP”) in November 2018 to provide eligible employees with the benefits of ownership in the Company. The Company currently makes annual cash contributions to the ESOP to be used by the ESOP to acquire the Company’s shares in the open market.  For the 2019 plan year, the Company made a $1.1 million cash contribution to the ESOP.

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth information regarding share options and similar equity compensation grants outstanding as of December 31, 2019, whether granted in 2019 or earlier, including awards that have been transferred other than for value.

	Option Awards				Share Awards
Name	Number of Shares or Underlying Unexercised Options Exercisable	Number of Shares or Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	RSU Grant Date	Number of Shares or Units of Stock that have not vested	Market value of Shares or Units of Stock that have not vested (1)
Len E. Williams (2)	-	-	-	-	9/1/2017	3,200	$96,384
	-	-	-	-	3/1/2018	2,766	83,312
	-	-	-	-	1/1/2019	5,639	169,847

Mark K. Olson (3)	-	-	-	-	7/1/2017	812	24,457
	-	-	-	-	3/1/2018	1,360	40,963
	-	-	-	-	1/1/2019	2,488	74,939

Rick W. Anderson (4)	-	-	-	-	3/1/2018	1,199	36,114
	-	-	-	-	1/1/2019	2,190	65,963

(1)	The market value per share was $30.12, which is based on the closing price of our common stock on December 31, 2019.
(2)

Len E. Williams’ share awards include: (i) 3,200 restricted stock units remaining from the 9,600 originally granted on September 1, 2017 and vesting over a three year period from the grant date; (ii) 2,766 restricted stock units remaining from the 4,148 originally granted on March 1, 2018 and vesting over a three year period from January 1, 2019; and (iii) 5,639 restricted stock units remaining from the 5,639 originally granted on January 1, 2019 and vesting over a three-year period from the grant date. Mr. Williams also received an allocation of 258 shares for 2018 and 314 for 2019 in the Company’s Employee Stock Ownership Plan.

(3)

Mark K. Olson’s share awards include: (i) 812 restricted stock units remaining from the 2,437 originally granted on July 1, 2017 and vesting over a three year period from the grant date; (ii) 1,360 restricted stock units remaining from the 2,039 originally granted on March 1, 2018 and vesting over a three year period from January 1, 2019; and (iii) 2,488 restricted stock units remaining from the 2,488 originally granted on January 1, 2019 and vesting over a three-year period from the grant date. Mr. Olson also received an allocation of 259 shares for 2018 and 316 for 2019 in the Company’s Employee Stock Ownership Plan.

(4)

Rick W. Anderson’s share awards include; (i) 1,199 restricted stock units remaining from the 1,798 granted on January 1, 2018; and (ii) 2,190 restricted stock units remaining from the 2,190 granted on January 1, 2019. These restricted stock units vested on an accelerated schedule pursuant to the Company’s Equity Incentive Plan in February 2020. Mr. Anderson also received an allocation of 276 shares for 2018 and 325 for 2019 in the Company’s Employee Stock Ownership Plan.

BENEFICIAL OWNERSHIP

The following table sets forth information regarding the beneficial ownership of our common shares as of December 31, 2019 by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding common shares;
•	each of our Directors and Director nominees;
•	each of our reporting named executive officers; and
•	all of our executive officers and Directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of common shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding common shares subject to options or other convertible or exercisable securities held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of December 31, 2019 (hereinafter referred to as “Additional Shares”). Such Additional Shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on shares attributed to that person divided by 18,870,498 common shares outstanding.

Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise indicated, the address of each of the individuals named below is c/o People’s Utah Bancorp, 1 East Main Street, American Fork, Utah 84003.

	Common Shares
	Beneficially
	Owned
Name of Beneficial Owner as of December 31, 2019	Number	Percent
Directors and Named Executive Officers:
Paul R. Gunther (1)	823,220	4.36%
Dale O. Gunther (2)	641,001	3.40%
David G. Anderson (3)	600,545	3.18%
Fred W. Fairclough, Jr. (4)	292,683	1.55%
Richard T. Beard (5)	224,076	1.19%
Jonathan B. Gunther (6)	221,924	1.18%
Wolfgang T. N. Muelleck (7)	86,410	*
Rick W. Anderson (8)	48,181	*
R. Brent Anderson (9)	33,017	*
Douglas H. Swenson (10)	22,525	*
Matthew S. Browning (11)	16,887	*
Len E. Williams (12)	11,896	*
Natalie Gochnour (13)	6,713	*
Deborah S. Bayle (14)	4,659	*
Mark K. Olson (15)	4,084	*
All Directors and Executive Officers as a Group (18 persons)	3,050,749	16.17%

Institutional Holders
BlackRock, Inc. (16)	1,054,785	5.60%
*	Represents beneficial ownership of less than 1%.
(1)

Paul R. Gunther’s ownership includes: (i) 818,891 common shares held by The Paul Gunther Family LLC, in which Mr. Gunther is a manager and exercises shared voting power and shared investment power; and (ii) 4,329 common shares that may be acquired within 60 days by exercising stock options.

(2)

Dale O. Gunther’s ownership includes: (i) 109,305 common shares held by Mr. Gunther personally; and (ii) 531,696 common shares held by DRG Partners Ltd., in which Mr. Gunther is a managing partner.  Mr. Gunther retired from Board service in May 2019, and his beneficial ownership here is reported through November 30, 2019 in accordance with SEC Section 16(b) requirements.

(3)

David G. Anderson’s ownership includes: (i) 585,184 common shares held by Davemar Holding, LLC, in which Mr. Anderson is the managing member; (ii) 14,484 common shares held directly; (iii) 438 restricted stock units remaining and vesting within 60 days from the 1,315 granted on March 1, 2018; and (iv) 439 restricted stock units remaining and vesting on an accelerated schedule pursuant to the Company’s Equity Incentive Plan on February 1, 2020, from the 1,315 granted on March 1, 2018.

(4)	Fred W. Fairclough, Jr.’s ownership includes: (i) 9,257 common shares owned directly; and (ii) 283,426 common shares owned by Christine Fairclough, the spouse of Mr. Fairclough.
(5)

Richard T. Beard’s ownership includes: (i) 86,993 common shares held by The Richard T. Beard Trust, for which Mr. Beard serves as trustee; (ii) 104,754 common shares held directly; and (iii) 32,329 common shares that may be acquired within 60 days by exercising stock options.

(6)

Jonathan B. Gunther’s ownership includes: (i) 149,306 common shares held by Gunther Investments L.C., in which Mr. Gunther is a member and manager; (ii) 63,908 common shares held by The Living Trust of Jonathan Blaine Gunther and Lisa Peterson Gunther, in which Mr. Gunther is the trustee; (iii) 846 common shares owned directly; and (iv) 7,864 common shares that may be acquired within 60 days by exercising stock options.

(7)

Wolfgang T.N. Muelleck’s ownership includes 86,410 common shares held by The Muelleck Family Trust, for which Mr. Muelleck serves as a trustee and shares voting power.  Mr. Muelleck retired from Board service in May 2019, and his beneficial ownership here is reported through November 30, 2019 in accordance with SEC Section 16(b) requirements.

(8)

Rick W. Anderson’s ownership includes: (i) 28,000 common shares held by the Cindy B. Anderson Trust, for which Mr. Anderson is a trustee; (ii) 16,516 common shares held directly; (iii) 276 shares allocated to Mr. Anderson in the People’s Utah Bancorp Employee Stock Ownership Plan; (iv) 599 restricted stock units remaining and vesting within 60 days from the 1,798 granted on March 1, 2018; (v) 730 restricted stock units remaining and vesting within 60 days from the 2,190 granted on January 1, 2019; (vi) 600 restricted stock units remaining and vesting on an accelerated schedule pursuant to the Company’s Equity Incentive Plan in February 2020, from the 1,798 granted on March 1, 2018; and (vii) 1,460 restricted stock units remaining and vesting on an accelerated schedule pursuant to the Company’s Equity Incentive Plan in February 2020, from the 2,190 granted on January 1, 2019. Shares attributable to the Company’s 2019 Employee Stock Ownership Plan contribution are not included here, as such shares were allocated in March 2020.

(9)	R. Brent Anderson’s ownership includes: (i) 604 common shares held by the Camille Anderson Trust, for which Mr. Anderson is a trustee; and (ii) 32,413 common shares held directly.
(10)	Douglas H. Swenson’s ownership includes: (i) 18,196 common shares held directly; and (ii) 4,329 common shares that may be acquired within 60 days by exercising stock options.
(11)	Matthew S. Browning’s ownership includes: (i) 846 common shares held directly; and (ii) 16,041 common shares that may be acquired within 60 days by exercising stock options.
(12)

Len E. Williams’ ownership includes: (i) 8,374 common shares held directly; (ii) 258 shares allocated to Mr. Williams in the People’s Utah Bancorp Employee Stock Ownership Plan; (iii) 1,383 restricted stock units remaining and vesting within 60 days from the 4,148 granted on March 1, 2018; and (iv) 1,881 restricted stock units remaining and vesting within 60 days from the 5,639 granted on January 1, 2019. Shares attributable to the Company’s 2019 Employee Stock Ownership Plan contribution are not included here, as such shares were allocated in March 2020.

(13)	Natalie Gochnour’s ownership includes: (i) 846 common shares held directly; and (ii) 5,867 common shares that may be acquired within 60 days by exercising stock options.
(14)	Deborah S. Bayle’s ownership includes 4,659 common shares held directly.
(15)

Mark K. Olson’s ownership includes: (i) 2,314 common shares held directly; (ii) 260 shares allocated to Mr. Olson in the People’s Utah Bancorp Employee Stock Ownership Plan; (iii) 680 restricted stock units remaining and vesting within 60 days from the 2,039 granted on March 1, 2018; and (iv) 830 restricted stock units remaining and vesting within 60 days from the 2,488 granted on January 1, 2019. Shares attributable to the

Company’s 2019 Employee Stock Ownership Plan contribution are not included here, as such shares were allocated in March 2020.
(16)	Schedule 13G filing dated February 6, 2020.

Certain Relationships and Related-Party Transactions

In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, we were a participant in certain transactions and relationships with related persons as more fully described below.  “Related Persons” includes, for this purpose, our current and former directors (including nominees for election as directors) and our executive officers, beneficial holders of more than 5% of our capital stock and the immediate family members and affiliates of these persons.

Loans to Officers, Directors and Affiliates

The Bank may make loans to officers, directors and associates on terms permitted under Regulation O. We believe the Bank is in compliance with Regulation O and with the Sarbanes-Oxley Act of 2002.  All loans made by the Bank to officers, directors or associates are in the ordinary course of business, are of a type generally made available to the public, and are on market terms no more favorable than those offered to persons not related to the Bank, except for the waiver of certain loan fees and a minor reduction in certain loan interest rates as part of a benefit program as allowed by Regulation O. This benefit is widely available to all of our officers, directors or associates of the Bank and PUB and does not give preference to any related person over the other employees. All loans the Bank makes to our executive officers or directors are subject to prior approval by our Board of Directors, except where such prior approval is not required by law. As of December 31, 2019, we had available lines of credit for loans and credit cards to related persons of $290,500 and loans outstanding to insiders of $5,385,455.11 (this number includes open and closed ended loans with outstanding balances).  As of December 31, 2019, no related party loans were categorized as non-accrual, past due, restructured or potential problem loans. All such loans are currently in good standing and are being paid in accordance with their terms.

Indemnification of Officers and Directors

Pursuant to the Company’s bylaws, we may, to the fullest extent permitted by the Utah Revised Business Corporation Act, indemnify our directors and officers with respect to expenses, settlements, judgments and fines in suits (including actions brought against a director or officer in the name of the corporation, commonly referred to as a derivative action) in which such person was made a party by reason of the fact that he or she is or was a director, officer, employee, fiduciary or agent of the Company. No such indemnification may be given if the acts or omissions of the person are finally adjudged to be intentional misconduct or a knowing violation of law, if such person is liable to the corporation for an unlawful distribution, or if such person personally received a benefit to which he or she was not entitled.

We have entered into separate indemnification agreements with our executive officers and directors, in addition to the indemnification provided for in our bylaws. These agreements, among other things, require us to indemnify our executive officers and directors for certain expenses, including attorney’s fees incurred by an executive officer or director in any action or proceeding arising out of their services as one of our executive officers or directors, or as an executive officer or director of any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

Other Related-Party Transactions

Philip Gunther is the son of Dale O. Gunther, who retired from Board service in May 2019, and is the Chief Credit Administration Officer of AltabankTM. Philip Gunther received $188,350 for his services in 2019. Philip Gunther is not an executive officer of the Company.

Bruce Gunther is the son of Dale O. Gunther, who retired from Board service in May 2019, and was the Business Development Director of AltabankTM until June 17, 2019 when he voluntarily departed from employment.  Bruce Gunther received $78,831 in gross salary to date in 2019 until his departure. Bruce Gunther was not an executive officer of the Company.

Stephen Mark Holley, the Chief Technology Officer of AltabankTM, is the nephew of Paul Gunther, a member of the Board.  Mr. Holley received $155,935 for his services in 2019.  Mr. Holley is not an executive officer of the Company.

With respect to these transactions, the Company has followed the procedures outlined below. In particular, decisions regarding compensation and equity grants were made only by disinterested persons.

Policies and Procedures Regarding Related-Party Transactions

Transactions by the Bank or the Company with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the FRA, and Regulation W (which govern certain transactions between the Bank and its affiliates) and Regulation O (which governs certain loans by us and the Bank to its executive officers, directors, and principal shareholders). The Company and the Bank have adopted policies designed to ensure compliance with these regulatory requirements and restrictions.

Our Board of Directors has adopted a written policy governing the approval of related-party transactions that complies with all applicable requirements of the SEC and NASDAQ concerning related-party transactions. Related-party transactions are transactions in which we are a participant and a related party has or will have a direct or indirect material interest. It is our policy that either the Audit and Compliance Committee or the independent directors of the Company’s Board of Directors acting, in executive session, review and approve all related-party transactions, including any loans to our officers, directors and principal shareholders, as well as their immediate family members and affiliates, for potential conflicts of interest. The Audit and Compliance Committee, or the independent directors of the Board of Directors, will consider, among other factors, the related party’s interest in the transaction, the materiality of the related-party transaction to us and the related party, whether the transaction with the related party is proposed to be entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party, the purpose of, and the potential benefits to us of, the related-party transaction, the perceived impact on the independence of a director related party and other information regarding the related-party transaction or the related party in the context of the proposed transaction that the Audit and Compliance Committee, or the independent directors of the Board of Directors, deem relevant. If the conflict of interest relates to any member of the Audit and Compliance Committee or any independent director of the Board of Directors, the conflicted person recuses himself or herself from all discussions relating to the conflict of interest. The Chief Executive Officer, or a senior officer designated by the Chief Executive Officer, will resolve any conflict of interest issue involving any other associate.

SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting if they comply with SEC rules, state law and the Company’s Amended and Restated Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the proxy statement for our 2021 annual meeting of shareholders. These shareholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 18, 2020, which is 120 calendar days prior to the anniversary date of when our proxy statement was released to shareholders in connection with the Annual Meeting. Shareholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

The Company’s Amended and Restated Bylaws provide that in order for business to be properly brought before an annual meeting by a shareholder, the shareholder must, in addition to any other applicable requirements, give written notice in proper form of such shareholder’s intent to bring a matter before the annual meeting, which notice must be received by the Secretary of the Company at the Company’s principal executive offices no later than the close of business on the sixtieth (60th) day, nor earlier than the close of business on the ninetieth (90th) day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder to be timely must be so received no earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of either (i) the sixtieth (60th) day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made by the Company, whichever occurs first. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a shareholder’s notice as described above.  For the 2021 Annual Meeting, those dates will be March 28, 2020 and February 26, 2020.

It is recommended that shareholders submitting proposals direct them to the Company’s Corporate Secretary and utilize certified mail, return receipt requested, in order to provide proof of timely receipt. The chairman of the annual meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Company’s Amended and Restated Bylaws and conditions established by the SEC.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act, requires the Company’s directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and shareholders with greater than 10 percent ownership are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We believe that all Section 16(a) filing requirements that apply to our directors and executive officers were complied with for the fiscal year ended December 31, 2019, other than: Douglas H. Swenson, a Director, Len E. Williams, a Director and Chief Executive Officer, Mark K. Olson, an Executive Vice President and Chief Financial Officer, and Judd P. Kirkham, an Executive Vice President and Chief Credit Officer, each of whom filed one report after the filing deadline due to administrative oversight; and David Anderson, a Director, and Fred W. Fairclough, Jr., a Director, each of whom filed two reports after the filing deadline due to administrative oversight.

OTHER MATTERS

The Company is unaware of any business, other than described in this Proxy Statement that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please promptly indicate your choices via the internet, by phone or by mail, according to the procedures described on the proxy card. The submission of a proxy via the internet, by phone or by mail does not prevent you from attending and voting at the Annual Meeting.

Where You Can Find More Information

This report is available free of charge on our website www.peoplesutah.com. We will make available on our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Annual Report.

APPENDIX A

SECOND RESTATED

ARTICLES OF INCORPORATION

OF

ALTABANCORP

(FORMERLY KNOWN AS PEOPLE’S UTAH BANCORP)

Len E. Williams and Adelaide Maudsley hereby certify that:

1. The original name of this Corporation is People’s Utah Bancorp and the date of the filing of the original Articles of Incorporation of this Corporation with the Department of Commerce, Division of Corporations and Commercial Code of the State of Utah is November 10, 1998.

2. The Articles of Incorporation were amended on January 11, 2010 and amended and restated on June 10, 2013.

3. They are the duly elected and acting President and Secretary, respectively, of People’s Utah Bancorp, a Utah corporation.

4. Pursuant to Section 16-10a-1006 and 1007 of the Utah Revised Business Corporation Act (the “Utah Act”), the Amended and Restated Articles of Incorporation of this Corporation are hereby amended and restated to read as follows (the “Second Restated Articles”):

ARTICLE I

The name of the Corporation is Altabancorp (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered agent in the State of Utah is 1 East Main Street, American Fork, Utah 84003. The name of the Corporation’s registered agent at that address is Adelaide Maudsley.

ARTICLE III

The purpose of the Corporation is to act as a financial institution holding company. The Corporation shall have all rights, privileges and powers necessary or incident to carrying on the business of banking through a subsidiary or affiliate and engage in other business activities related to banking and securities as may be authorized by the Commissioner of the Department of Financial Institutions of the State of Utah, or any successor to the Commissioner. The Corporation may also engage in any other lawful acts, business activities or pursuits for which a corporation may be organized under the Utah Act.

ARTICLE IV

The Corporation is authorized to issue two classes of shares to be designated, respectively, “Common Shares” and “Preferred Shares.” The total number of Common Shares authorized to be issued is thirty million (30,000,000), $0.01 par value per share, and the total number of Preferred Shares authorized to be issued is three million (3,000,000), $0.01 par value per share.

The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend these Articles of Incorporation to divide the Preferred Shares into series, to establish and modify the preferences, limitations and relative rights of each Preferred Share, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures and as permitted by Section 602 of the Utah Act, are as follows:

A.Common Shares.

1. Voting Rights. Except as otherwise expressly provided by law or in this Article IV, each outstanding Common Share shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the Corporation. No shareholder shall have the right to cumulate votes in the election of directors.

2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any Preferred Shares, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Shares then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Shares, on a pro-rata basis, according to the number of Common Shares held by them.

3. Dividends. Dividends may be paid on the outstanding Common Shares as and when declared by the Board of Directors, out of funds legally available therefor; provided, however, that no dividends shall be made with respect to the Common Shares until any preferential dividends required to be paid or set apart for any Preferred Shares have been paid or set apart.

4. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any amendment hereto or thereto shall be vested in the Common Shares.

B.Preferred Shares.

The Board of Directors, without shareholder action, may amend the Corporation’s Articles of Incorporation, pursuant to the authority granted to the Board of Directors by Subsection 1002(1)(e) and within the limits set forth in Section 602 of the Utah Act, to do any of the following:

1. designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Shares before the issuance of any Preferred Shares;

2. create one or more series of Preferred Shares, fix the number of shares of each such series (within the total number of authorized shares of Preferred Shares available for designation as a part of such series), and designate and determine, in whole or in part, the preferences, limitations and relative rights of each series of Preferred Shares all before the issuance of any shares of such series;

3. alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Shares (before the issuance of any shares of Preferred Shares, or upon any wholly-unissued series of Preferred Shares); or

4. increase or decrease the number of shares constituting any series of Preferred Shares, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Shares available for designation as a part of such series.

ARTICLE V

The number of directors to constitute the whole Board of Directors shall be such number (not less than three nor more than 15) as shall be fixed from time to time by resolution of the Board of Directors adopted by such vote as may be required in the bylaws. When a vacancy on the Board of Directors is filled, the director chosen to fill that vacancy shall complete the term of the director he or she succeeds and shall hold office until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office. Directors shall continue in office until others are elected and qualified in their stead, or until their earlier death, resignation or removal. When the number of directors is changed, each director then serving as such shall nevertheless continue as a director until the expiration of his or her current term. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. Notwithstanding the preceding sentence, directors may only be removed for cause and only upon the affirmative vote of at least a majority of the shares then entitled to vote at an election of directors. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove such director.

Advance notice of shareholder nominations for the election of members of the Board of Directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

ARTICLE VI

To the extent permitted by the Utah Act, any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if: (i) a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, and (ii) such action has been earlier approved by the Board of Directors. Notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing pursuant to the requirements of the Utah Act. Except as otherwise required by the Utah Act, special meetings of shareholders may be called only by the Chairperson or Vice Chairperson of the Board or by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors or by the holders of shares representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

ARTICLE VII

In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to adopt, amend, alter and repeal from time to time the bylaws of the Corporation by majority vote of all directors except that any provision of the bylaws requiring, for board action, a vote of greater than a majority of the Board shall not be amended, altered or repealed except by such supermajority vote. The shareholders of the Corporation may only adopt, amend or repeal bylaws with the affirmative vote of the holders of at least a majority of the voting power of the shares of the Common Shares outstanding and entitled to vote thereon.

ARTICLE VIII

The Corporation reserves the right to amend these Second Restated Articles in any manner provided herein or permitted by the Utah Act, and all rights and powers, if any, conferred herein on shareholders, directors and officers are subject to the reserved power. Notwithstanding the foregoing, without the affirmative vote of a majority of the voting power of the Common Shares outstanding and entitled to vote thereon, the Corporation shall not alter, amend or repeal Article V, Article VI, Article VII or Article VIII, of these Second Restated Articles or the provisions of Article IV(B) providing for undesignated Preferred Shares.

ARTICLE IX

To the fullest extent permitted by the Utah Act or any other applicable law as now in effect or as it may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director. The Corporation is authorized to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law. Neither the amendment, modification or repeal of this Article nor the adoption of any provision in these Articles of Incorporation, as amended from time to time, inconsistent with this Article IX shall adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

ARTICLE X

The Second Restated Articles supersede the Amended and Restated Articles of Incorporation and all amendments thereto.

These Second Restated Articles were adopted and approved by the Board of Directors of the Corporation on February 26, 2020, and the shareholders of the Corporation on [__]. 2020, as permitted under Section 16-10a-704 of the Utah Act in accordance with Utah law. As of the date of such shareholder approval (the “Action Date”), there were issued and outstanding [__]common shares of the Corporation, all of which were entitled to vote on the amendments herein. As of the Action Date, [__] common shares were voted to adopt the Second Restated Articles. The number of votes cast to adopt the Second Restated Articles by the holders of the common shares of the Corporation was sufficient for approval.

The undersigned have executed these Restated Articles and have certified as to the truth of the facts stated herein on [__], 2020.

ALTABANCORP (formerly known as PEOPLE’S UTAH BANCORP)

By:	/s/ Len E. Williams
Len E. Williams
President

ATTEST:

By:	/s/ Adelaide Maudsley
Adelaide Maudsley
Secretary

APPENDIX B

~~AMENDED AND~~SECOND RESTATED

ARTICLES OF INCORPORATION

OF

ALTABANCORP

(FORMERLY KNOWN AS PEOPLE’S UTAH BANCORP)

~~Richard T~~Len E. ~~Beard~~Williams and ~~Randall D. Benson~~Adelaide Maudsley hereby certify that:

1. The original name of this Corporation is People’s Utah Bancorp and the date of the filing of the original Articles of Incorporation of this Corporation with the Department of Commerce, Division of Corporations and Commercial Code of the State of Utah is November 10, 1998.

2. The Articles of Incorporation were amended on January 11, 2010 and amended and restated on June 10, 2013.

3. They are the duly elected and acting President and Secretary, respectively, of People’s Utah Bancorp, a Utah corporation.

4. Pursuant to Section 16-10a-1006 and 1007 of the Utah Revised Business Corporation Act (the “Utah Act”), the Amended and Restated Articles of Incorporation of this Corporation are hereby amended and restated to read as follows (the “Second Restated Articles”):

ARTICLE I

The name of the Corporation is ~~People’s Utah Bancorp~~Altabancorp (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered agent in the State of Utah is ~~33~~1 East Main Street~~, P.O. Box 307~~, American Fork, Utah 84003. The name of the Corporation’s registered agent at that address is ~~Randall D. Benson~~Adelaide Maudsley.

ARTICLE III

The purpose of the Corporation is to act as a financial institution holding company. The Corporation shall have all rights, privileges and powers necessary or incident to carrying on the business of banking through a subsidiary or affiliate and engage in other business activities related to banking and securities as may be authorized by the Commissioner of the Department of Financial Institutions of the State of Utah, or any successor to the Commissioner. The Corporation may also engage in any other lawful acts, business activities or pursuits for which a corporation may be organized under the Utah Act.

ARTICLE IV

The Corporation is authorized to issue two classes of shares to be designated, respectively, “Common Shares” and “Preferred Shares.” The total number of Common Shares authorized to be issued is thirty million (30,000,000), $0.01 par value per share, and the total number of Preferred Shares authorized to be issued is three million (3,000,000), $0.01 par value per share. ~~Upon filing of these Restated Articles with the Department of Commerce, Division of Corporations and Commercial Code (the “Effective Time”), the reclassification and stock split described in Article X of these Restated Articles shall become effective.~~

The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend these Articles of Incorporation to divide the Preferred Shares into series, to establish and modify the preferences, limitations and relative rights of each Preferred Share, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures and as permitted by Section 602 of the Utah Act, are as follows:

A.Common Shares.

1. Voting Rights. Except as otherwise expressly provided by law or in this Article IV, each outstanding Common Share shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the Corporation. No shareholder shall have the right to cumulate votes in the election of directors.

2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any Preferred Shares, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Shares then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Shares, on a pro-rata basis, according to the number of Common Shares held by them.

3. Dividends. Dividends may be paid on the outstanding Common Shares as and when declared by the Board of Directors, out of funds legally available therefor; provided, however, that no dividends shall be made with respect to the Common Shares until any preferential dividends required to be paid or set apart for any Preferred Shares have been paid or set apart.

4. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any amendment hereto or thereto shall be vested in the Common Shares.

B.Preferred Shares.

The Board of Directors, without shareholder action, may amend the Corporation’s Articles of Incorporation, pursuant to the authority granted to the Board of Directors by Subsection 1002(1)(e) and within the limits set forth in Section 602 of the Utah Act, to do any of the following:

1. designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Shares before the issuance of any Preferred Shares;

2. create one or more series of Preferred Shares, fix the number of shares of each such series (within the total number of authorized shares of Preferred Shares available for designation as a part of such series), and designate and determine, in whole or in part, the preferences, limitations and relative rights of each series of Preferred Shares all before the issuance of any shares of such series;

3. alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Shares (before the issuance of any shares of Preferred Shares, or upon any wholly-unissued series of Preferred Shares); or

4. increase or decrease the number of shares constituting any series of Preferred Shares, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Shares available for designation as a part of such series.

ARTICLE V

The number of directors to constitute the whole Board of Directors shall be such number (not less than three nor more than 15) as shall be fixed from time to time by resolution of the Board of Directors adopted by such vote as may be required in the bylaws. ~~The Board of Directors shall be divided into three classes as nearly equal in number as may be feasible, hereby designated as Class I, Class II and Class III, with the term of office of one class expiring each year. For the purposes hereof, the initial Class I, Class II and Class III directors shall be so designated by a resolution of the Board of Directors. Each director shall serve for a term ending on the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected, or until his or her earlier death, resignation or removal; provided, however, that the directors first elected to Class I shall serve for a term ending on the Corporation’s first annual meeting of shareholders following the effectiveness of these Restated Articles, the directors first elected to Class II shall serve for a term ending on the Corporation’s second annual meeting of shareholders following the effectiveness of these Restated Articles, and the directors first elected to Class III shall serve for a term ending on the Corporation’s third annual meeting of shareholders following the effectiveness of these Restated Articles.~~ When a vacancy on the Board of Directors is filled, the director chosen to fill that vacancy shall complete the term of the director he or she succeeds ~~(or shall complete the term of the class of directors in which the new directorship was created)~~ and shall hold office until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office. Directors shall continue in office until others are elected and qualified in their stead, or until their earlier death, resignation or removal. When the number of directors is changed, each director then serving as such shall nevertheless continue as a director ~~of the class of which he or she is a member until the expiration of his or her current term, and any newly created directorships or any decrease indirectorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, as to make all classes as nearly equal in number as may be feasible~~. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. Notwithstanding the preceding sentence, directors may only be removed for cause and only upon the affirmative vote of at least a majority of the shares then entitled to vote at an election of directors. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove such director.

Advance notice of shareholder nominations for the election of members of the Board of Directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

ARTICLE VI

To the extent permitted by the Utah Act, any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if: (i) a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, and (ii) such action has been earlier approved by the Board of Directors. Notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing pursuant to the requirements of the Utah Act. Except as otherwise required by the Utah Act, special meetings of shareholders may be called only by the ~~Chairman~~Chairperson or Vice ~~Chairman~~Chairperson of the Board or by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors or by the holders of shares representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

ARTICLE VII

In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to adopt, amend, alter and repeal from time to time the bylaws of the Corporation by majority vote of all directors except that any provision of the bylaws requiring, for board action, a vote of greater than a majority of the Board shall not be amended, altered or repealed except by such supermajority vote. The shareholders of the Corporation may only adopt, amend or repeal bylaws with the affirmative vote of the holders of at least a majority of the voting power of the shares of the Common Shares outstanding and entitled to vote thereon.

ARTICLE VIII

The Corporation reserves the right to amend these Second Restated Articles in any manner provided herein or permitted by the Utah Act, and all rights and powers, if any, conferred herein on shareholders, directors and officers are subject to the reserved power. Notwithstanding the foregoing, without the affirmative vote of a majority of the voting power of the Common Shares outstanding and entitled to vote thereon, the Corporation shall not alter, amend or repeal Article V, Article VI, Article VII or Article VIII, of these Second Restated Articles or the provisions of Article IV(B) providing for undesignated Preferred Shares.

ARTICLE IX

To the fullest extent permitted by the Utah Act or any other applicable law as now in effect or as it may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director. The Corporation is authorized to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law. Neither the amendment, modification or repeal of this Article nor the adoption of any provision in these Articles of Incorporation, as amended from time to time, inconsistent with this Article IX shall adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

ARTICLE X

~~Upon the Effective Time, each of the Corporation’s voting common shares, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time will become and be reclassified, converted and changed into and designated 1.03 Common Shares, par value $0.01 per share, authorized under Article IV of these Restated Articles and each of the Corporation’s non-voting common shares, $1.00 par value per share, issued and outstanding immediately prior to the Effective Time will become and be reclassified, converted and changed into and designated as 1.0 Common Shares, par value $0.01, authorized under Article IV of these Restated Articles, all without any action by the holders of voting common shares or non-voting common shares. All Common Shares issued pursuant to this Article X will be validly issued, fully paid and nonassessable.~~

~~Notwithstanding anything to the contrary set forth herein, in lieu of any fractional Common Shares to which any holder of voting common shares would otherwise be entitled pursuant to this Article X (aggregating for this purpose all of the voting common shares owned of record by such shareholder), such shareholder shall be entitled to receive a cash payment equal to $431.62 per whole share.~~

~~In addition, at the Effective Time each Common Share that has been converted pursuant to this Article X and is outstanding at the Effective Time shall be, without any further action by the Corporation or any of the holders thereof, split and converted into forty-four (44) Common Shares.~~

~~Each share certificate that prior to the Effective Time represented a voting common share or shares shall thereafter represent that number of Common Shares which the voting common share or shares represented by such certificate shall have become in accordance with this Article X, until such certificate is presented to the Corporation or its transfer agent for transfer or reissue in which event the Corporation or its transfer agent shall issue one or more share certificates representing the appropriate number of Common Shares. Each certificate that prior to the Effective Time represented a non-voting common share or shares shall thereafter represent that number of Common Shares into which the non-voting common share or shares represented by such certificate shall have become in accordance with this Article X, until such certificate is presented to the Corporation or its transfer agent for transfer or reissue in which event the Corporation or its transfer agent shall issue one or more share certificates representing the appropriate number of Common Shares. Any required cash payment under this Article X as to any voting common shares will only be made following presentation to the Corporation or its transfer agent of all the certificates held of record by the owner of such voting common shares.~~

~~ARTICLE XI~~

The Second Restated Articles supersede the ~~original~~Amended and Restated Articles of Incorporation and all amendments thereto.

These Second Restated Articles were adopted and approved by the Board of Directors of the Corporation on ~~March 20~~February 26, ~~2013~~2020, and the shareholders of the Corporation on ~~May 15, 2013~~[__]. 2020, as permitted under Section 16-10a-704 of the Utah Act in accordance with Utah law. As of the date of such shareholder approval (the “Action Date”), there were issued and outstanding ~~132,463 voting~~ [__]common shares of the Corporation ~~and 147,449 non-voting common shares~~, all of which were entitled to vote on the amendments herein. As of the Action Date, ~~103,809 voting common shares and 88,024 non-voting~~[__] common shares were voted to adopt the Second Restated Articles. The number of votes cast to adopt the Second Restated Articles by the holders of the ~~voting and non-voting~~ common shares of the Corporation was sufficient for approval.

The undersigned have executed these Restated Articles and have certified as to the truth of the facts stated herein on ~~June 10~~[__], ~~2013~~2020.

ALTABANCORP (formerly known as PEOPLE’S UTAH BANCORP)

By:	~~/s/ Richard T. Beard~~/s/ Len E. Williams
Len E. Williams
~~Richard T. Beard~~
President

ATTEST:

By:	~~/s/ Randall D. Benson~~/s/ Adelaide Maudsley
Adelaide Maudsley
~~Randall D. Benson~~
Secretary

APPENDIX C

PEOPLE’S UTAH BANCORP
2020 Equity INCENTIVE PLAN

Section 1.Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non‑employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share-based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2.Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Share‑Based Award granted under the Plan.

(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)“Committee” shall mean the Compensation and Management Development Committee of the Board or such other committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3.

(g)“Company” shall mean People’s Utah Bancorp, a Utah corporation, and any successor corporation.

(h)“Director” shall mean a member of the Board.

(i)“Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(j)“Eligible Person” shall mean any employee, officer, non‑employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.  An Eligible Person must be a natural person.

(k)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Capital Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.

(m)“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)“Non‑Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)“Option” shall mean an Incentive Stock Option or a Non‑Qualified Stock Option to purchase shares of the Company.

(p)“Other Share‑Based Award” shall mean any right granted under Section 6(e) of the Plan.

(q)“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r)“Plan” shall mean the People’s Utah Bancorp 2020 Equity Incentive Plan, as amended from time to time.

(s)“Prior Plans” shall mean the People’s Utah Bancorp 2014 Incentive Plan and the People’s Utah Bancorp Amended and Restated 2008 Stock Incentive Plan (and any predecessor plans to such plans), as amended from time to time.

(t)“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u)“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(v)“Rule 16b‑3” shall mean Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(w)“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(x)“Securities Act” shall mean the Securities Act of 1933, as amended.

(y)“Share” or Shares” shall mean common shares, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(z)“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(aa)“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.Administration

(a)Power and Authority of the Committee.

The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non‑U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non‑United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)Delegation.

The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable law.

(c)Power and Authority of the Board.

Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b‑3.

(d)Indemnification.

To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.  The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.Shares Available for Awards

(a)Shares Available.

(i)	Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 1,000,000 Shares.
(ii)

On and after shareholder approval of this Plan, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.  When determining the Shares added to and subtracted from the aggregate reserve above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.

(b)Counting Shares.

Except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)

Shares Added Back to Reserve.  Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)

Shares Not Added Back to Reserve.  Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a share‑settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash‑Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(iv)

Substitute Awards Relating to Acquired Entities.  Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)Adjustments.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)Award Limitations Under the Plan.

(i)

Annual Limitations for Award Granted to Eligible Persons Other Than Non-Employee Directors.  No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 150,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)

Annual Limitation for Awards Granted to Non‑Employee Directors.  No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $250,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.Eligibility

Any Eligible Person shall be eligible to be designated as a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.Awards

(a)Options.

The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.
(iii)

Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)	Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.
(B)

Net Exercises.  The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of options which are intended to qualify as Incentive Stock Options:

(A)

The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(D)	The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)Stock Appreciation Rights.

The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a Stock Appreciation Right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options).  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)Restricted Stock and Restricted Stock Units.

The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose when granting an Award (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  (Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d)).  For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service‑based and performance‑based conditions (subject to the minimum requirements in Section 6).

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book‑entry registration or held in nominee name by the transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)Dividends and Dividend Equivalents.

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) with respect to any other Award, dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e)Other Share‑Based Awards.

The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement.  No Award issued under this Section 6(e) shall contain a purchase right or an option‑like exercise feature.

(f)General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)

Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)

Forms of Payment Under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.
(iv)

Limits on Transfer of Awards.  No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S‑8.  The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)

Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)

Prohibition on Option and Stock Appreciation Right Repricing.  Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re‑pricing of any previously granted, “underwater” Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Share‑Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.  An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)

Minimum Vesting.  Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one year anniversary measured from the commencement of the period over which performance is evaluated).  Notwithstanding the foregoing, the following Awards that do not comply with the one year minimum exercise and vesting requirements set forth above may be issued:

(A)

substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)

shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year; and

(C)

any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan.  For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 of the Plan apply.

Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(vii).

(viii)

Limits on Acceleration or Waiver of Restrictions Upon Change in Control.  No Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.

(ix)

Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.

Section 7.Amendment and Termination; Corrections

(a)Amendments to the Plan and Awards.

The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof.  Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or share exchange.  For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;
(ii)

subject to the limitations in Section 6, amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)

make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or share exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty and except as provided in Section 4(c), prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)	require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;
(II)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
(III)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;
(IV)

permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or
(VI)	increase the number of shares subject to the annual limitations contained in Section 4(d) of the Plan.

(b)Corporate Transactions.

In the event of any reorganization, merger, consolidation, split‑up, spin‑off, combination, plan of arrangement, take‑over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6 (e.g., limitations on re‑pricing and waiver of vesting restrictions), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)

either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or
(iv)

unless otherwise provided for in the applicable Award Agreement, that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)Correction of Defects, Omissions and Inconsistencies.

The Committee may, without prior approval of the shareholders of the Company or any Participant, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.

Section 9.General Provisions

(a)No Rights to Awards.

No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)Award Agreements.

No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.  An Award Agreement need not be signed by a representative of the Company unless required by the Committee.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)Plan Provisions Control.

In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)No Rights of Shareholders.

Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)No Right to Employment or Directorship.

The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)Governing Law.

The internal law, and not the law of conflicts, of the State of Utah shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)Severability.

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)No Trust or Fund Created.

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)Other Benefits.

No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)No Fractional Shares.

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)Headings.

Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11.Effective Date of the Plan

The Plan was adopted by the Board on January 28, 2020.  The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on May 27, 2020, and the Plan shall be effective as of the date of such shareholder approval.  On and after shareholder approval of the Plan, no awards shall be granted under the Prior Plans, but all outstanding awards previously granted under the Prior Plans shall remain outstanding and subject to the terms of the Prior Plans.

Section 12.Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on January 28, 2030 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Logo ANNUAL MEETING OF PEOPLE’S UTAH BANCORP Date: May 27, 2020 Time: 8:00 A.M. (MDT) Place: Virtual Meeting (online meeting only - no physical meeting location) This year’s annual meeting will be conducted online. Please visit the website www.proxydocs.com/pub to register to attend the virtual meeting. The deadline to register to attend the virtual meeting is Friday, May 22, 2020 at 5:00 pm EDT. Please make your marks like this: Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1, 2, 3 and 4. 1: Election of Class I Directors For Withhold Directors Recommend 01 David G. Anderson 02 Deborah S. Bayle 03 Jonathan B. Gunther For For For For Against Abstain 2: To ratify the selection of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020. 3: To approve the Second Restated Articles of Incorporation of the Company, which include the following amendments: (i) change of the Company’s name to AltabancorpTM; (ii) declassification of the Board of Directors to provide for annual re-election of all Directors; and (iii) conforming changes to eliminate references to non-voting stock and to otherwise be consistent with Utah law. 4: To approve the Company’s 2020 Equity Incentive Plan. For For For Authorized Signatures - This section must becompleted for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided. Logo Annual Meeting of People’s Utah Bancorp to be held on Wednesday, May 27, 2020 for Shareholders as of March 27, 2020 This proxy is being solicited on behalf of the Board of Directors INTERNET VOTE BY: TELEPHONE Go To www.proxypush.com/pub • Cast your vote online. • View Meeting Documents. OR 866-221-8481 Call • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. OR MAIL • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints Adelaide Maudsley and Jon Allen, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the common shares of People’s Utah Bancorp which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3 and 4. PROXY TABULATOR FOR PEOPLE’S UTAH BANCORP P.O. BOX 8016 CARY, NC 27512-9903 EVENT # CLIENT #

Proxy — People’s Utah Bancorp Annual Meeting of Shareholders May 27, 2020, 8:00 A.M. Mountain Daylight Time This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Adelaide Maudsley and Jon Allen (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the common shares of People’s Utah Bancorp, a Utah corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 27, 2020 at 8:00 A.M. (MDT) and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1. Proposal 1 - Election of Class I Directors; 2. Proposal 2 - Ratify the Selection of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2020; 3. Proposal 3 - The approval of the Second Restated Articles of Incorporationof the Company; 4. Proposal 4 - The approval of the Company’s 2020 Equity Incentive Plan; and 5. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. The three directors up for election are: David G. Anderson; Deborah S. Bayle; and Jonathan B. Gunther. The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nomineesfor director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. Please separate carefully at the perforation and return just this portion in the envelope provided.